                                                                    Exhibit 10.4

                          CONTRIBUTION, CONVEYANCE AND
                              ASSUMPTION AGREEMENT

                                      Index

ARTICLE I Definitions; Schedules; Recordation.......................................................................8
   1.1      Definitions.............................................................................................8
   1.2      Schedules..............................................................................................17
   1.3      Recordation of Evidence of Ownership of Assets.........................................................17
ARTICLE II Concurrent Transactions.................................................................................17
   2.1      Merger of Pipe Line into Sun Texas.....................................................................17
   2.2      Allocation of Assets pursuant to Multiple Survivor Merger of Sun Texas and Sun Pipeline LP.............17
   2.3      Merger of Borger into Services.........................................................................17
   2.4      Contribution of Services Common Stock by Sun Delaware to GP LLC........................................18
   2.5      Conversion of Services to Services LP..................................................................18
   2.6      Contribution and Conveyance by Services LP to Services Out LLC of the Services Out LLC Assets..........18
   2.7      Distribution by Services LP to Sun Delaware of Membership Interest in Services Out LLC.................18
   2.8      Distribution by Services LP to GP LLC of Membership Interest in Services Out LLC.......................18
   2.9      Distribution by GP LLC to Sun Delaware of Membership Interest in Services Out LLC......................19
   2.10     Merger of Michigan into Michigan Texas.................................................................19
   2.11     Allocation of Assets pursuant to Multiple Survivor Merger of Michigan Texas and Michigan In LLC........19
   2.12     Merger of Mid-Con into Mid-Con Texas...................................................................19
   2.13     Allocation of Assets pursuant to Multiple Survivor Merger of Mid-Con Texas and Mid-Con In LLC..........19
   2.14     Merger of Atlantic into Atlantic Out LP................................................................20
   2.15     Allocation of Assets pursuant to Multiple Survivor Merger of Atlantic Out LP and Atlantic In LP........20
   2.16     Contribution and Conveyance by Atlantic Refining to Atlantic R&M In LP of the Atlantic R&M In LP
            Assets and Issuance of Membership Interest in Atlantic In LLC to Atlantic Refining.....................20
   2.17     Contribution and Conveyance by R&M to R&M In LP of the R&M In LP Assets................................20
   2.18     Contribution by Sun Delaware to Sunoco GP of Interests in GP LLC, Services LP, Michigan In LLC,
            Explorer Pipeline Company, and Mid-Con In LLC..........................................................21
   2.19     Contribution by Sun Texas to Sunoco GP of Interests in Pipeline GP LLC and Sun Pipeline LP.............21
   2.20     Contribution by R&M to Sunoco GP of Interests in R&M In LLC and R&M In LP..............................21
   2.21     Contribution by Petroleum to Sunoco GP of Interests in Atlantic In LLC and Atlantic In LP..............22
   2.22     Contribution by Atlantic Refining to Sunoco GP of Interests in Atlantic In LLC and Atlantic R&M In LP..22
   2.23     Contribution by Sunoco GP to the MLP of Limited Liability Company Interests and Limited Partner
            Interests..............................................................................................22
   2.24     Public Cash Contribution...............................................................................23
   2.25     MLP Receipt of Cash Contribution.......................................................................23

   2.26     Merger of R&M In LLC, Pipe Line GP LLC and Atlantic In LLC into GP LLC.................................23
   2.27     MLP Cash Contribution to R&M In LP and Stock Contribution to Sun Pipeline LP...........................23
   2.28     Contribution of Interests in the Entities by the MLP to the OLP........................................23
   2.29     Contribution of Interests in Certain Entities by GP LLC to OLP GP LLC..................................24
   2.30     Contribution of Interest in OLP GP LLC by GP LLC to the OLP............................................24
   2.31     Distribution of Net Proceeds of Indebtedness from the OLP to the MLP...................................25
   2.32     Distribution of Net Proceeds of Indebtedness from the MLP to Sunoco GP.................................25
   2.33     Loan from Sunoco GP to R&M.............................................................................25
   2.34     Redemption of Sun Delaware's Interest in the MLP by the MLP............................................25
   2.35     (Intentionally Omitted)................................................................................25
   2.36     Contribution of Stock by Sun Delaware to Sun Texas.....................................................25
   2.37     Contribution of Note Receivable by Petroleum to Delaware...............................................25
   2.38     Merger of Services LP, Atlantic In LP, Michigan In LLC, and Mid-Con In LLC into Sun Pipeline LP........26
   2.39     Merger of Atlantic R&M In LP into R&M In LP............................................................26
   2.40     Allocation of Assets pursuant to Multiple Survivor Merger of Sun Pipeline LP and R&M In LP.............26
   2.41     Change of Name of Sun Texas............................................................................26
   2.42     Contribution of Additional Assets......................................................................26
   2.43     Specific Conveyances...................................................................................27
ARTICLE III Assumption of Certain Liabilities......................................................................27
   3.1      Assumption of Sun Pipeline LP Liabilities and Sun Texas Liabilities....................................27
   3.2      Assumption of Services Out LLC Liabilities by Services Out LLC.........................................27
   3.3      Assumption of Services LP/Sun Delaware Interest in Services Out LLC Liabilities by Sun Delaware........28
   3.4      Assumption of Services LP/GP LLC Interest in Services Out LLC Liabilities by GP LLC....................28
   3.5      Assumption of GP LLC Interest in Services Out LLC Liabilities by Sun Delaware..........................28
   3.6      Assumption of Michigan In LLC Liabilities and Michigan Texas Liabilities...............................29
   3.7      Assumption of Mid-Con In Liabilities and Mid-Con Texas Liabilities.....................................29
   3.8      Assumption of Atlantic In LP Liabilities and Atlantic Out LP Liabilities...............................30
   3.9      Assumption of Atlantic R&M In LP Liabilities by Atlantic R&M In LP.....................................30
   3.10     Assumption of R&M In LP Liabilities by R&M In LP.......................................................31
   3.11     Assumption of Sun Delaware Liabilities by Sunoco GP....................................................31
   3.12     Assumption of Sun Texas Aggregate Liabilities by Sunoco GP.............................................31
   3.13     Assumption of R&M Aggregate Interests Liabilities by Sunoco GP.........................................31
   3.14     Assumption of Petroleum Aggregate Interests Liabilities by Sunoco GP...................................32
   3.15     Assumption of Atlantic Refining Aggregate Liabilities by Sunoco GP.....................................32
   3.16     Assumption of Sunoco GP Aggregate Liabilities by the MLP...............................................32
   3.17     Assumption of MLP Interest in Explorer Liabilities by Sun Pipeline LP..................................32
   3.18     Assumption of MLP Aggregate Liabilities by the OLP.....................................................33
   3.19     Assumption of GP LLC Aggregate Liabilities by OLP GP LLC...............................................33
   3.20     Assumption of GP LLC's Interest in OLP GP LLC Liabilities by the OLP...................................33
   3.21     Assumption of Sun Delaware Stock Liabilities by Sun Texas..............................................34
   3.22     Assumption of R&M In LP Additional Liabilities and Sun Pipeline LP Additional Liabilities..............34

   3.23     Assumption of R&M In LP Non-Conrail Easement and Non-Intellectual Property Liabilities and Sun
            Pipeline LP Conrail Easement and Intellectual Property Liabilities.....................................34
   3.24     General Provisions Relating to Assumption of Liabilities...............................................35
ARTICLE IV Indemnification.........................................................................................35
   4.1      Indemnification Relating to Excessive Tariff Rate......................................................35
ARTICLE V Title Matters............................................................................................36
   5.1      Encumbrances...........................................................................................36
   5.2      Disclaimer of Warranties; Subrogation; Waiver of Bulk Sales Laws.......................................36
   5.3      Reservation of Right of Use and Access.................................................................38
ARTICLE VI Further Assurances......................................................................................39
   6.1      Further Assurances.....................................................................................39
   6.2      Other Assurances.......................................................................................39
ARTICLE VII Powers of Attorney.....................................................................................40
   7.1      Services LP............................................................................................40
   7.2      R&M....................................................................................................40
   7.3      Atlantic Refining......................................................................................40
   7.4      Contributing Parties...................................................................................41
ARTICLE VIII Miscellaneous.........................................................................................41
   8.1      Order of Completion of Transactions....................................................................41
   8.2      Consents; Restriction on Assignment....................................................................41
   8.3      Costs..................................................................................................42
   8.4      Headings; References; Interpretation...................................................................42
   8.5      Successors and Assigns.................................................................................43
   8.6      No Third Party Rights..................................................................................43
   8.7      Counterparts...........................................................................................43
   8.8      Governing Law..........................................................................................43
   8.9      Severability...........................................................................................43
   8.10     Deed; Bill of Sale; Assignment.........................................................................43
   8.11     Amendment or Modification..............................................................................43
   8.12     Integration............................................................................................43

                CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

     THIS CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT, dated as of February 8, 2002, is entered into by and among Sunoco, Inc., a Pennsylvania corporation ("Sunoco"); Sun Pipe Line Company of Delaware, a Delaware
              ------
corporation ("Sun Delaware"); Sunoco, Inc. (R&M), a Pennsylvania corporation ("R
              ------------                                                     -
& M"); Atlantic Petroleum Corporation, a Delaware corporation ("Petroleum");
---                                                             ---------
Sunoco Texas Pipe Line Company, a Texas corporation ("Sun Texas"); Sun Oil Line
                                                      ---------
of Michigan (Out) LLC, a Texas limited liability company ("Michigan Texas");
                                                           --------------
Mid-Continent Pipe Line (Out) LLC, a Texas limited liability company ("Mid-Con
                                                                       -------
Texas"); Sun Pipe Line Services (Out) LLC, a Delaware limited liability company
-----
("Services Out LLC"); Atlantic Petroleum Delaware Corporation, a Delaware
  ----------------
corporation ("Delaware"); Atlantic Pipeline (Out) L.P., a Texas limited
              --------
partnership ("Atlantic Out LP"); Sunoco Partners LLC, a Pennsylvania limited
              ---------------
liability company ("Sunoco GP"); Sunoco Partners Lease Acquisition & Marketing
                    ---------
LLC, a Delaware limited liability company ("LA LLC"); Sunoco Logistics Partners
                                            ------
L.P., a Delaware limited partnership (the "MLP"); Sunoco Logistics Partners GP
                                           ---
LLC, a Delaware limited liability company ("GP LLC"); Sunoco Logistics Partners
                                            ------
Operations L.P., a Delaware limited partnership (the "OLP"); Sunoco Logistics
                                                      ---
Partners Operations GP LLC, a Delaware limited liability company ("OLP GP LLC");
                                                                   ----------
Sunoco Pipeline L.P., a Texas limited partnership ("Sun Pipeline LP"); Sunoco
                                                    ---------------
Partners Marketing & Terminals L.P., a Texas limited partnership ("R&M In LP");
                                                                   ---------
Sunoco Mid-Con (In) LLC, a Texas limited liability company ("Mid-Con In LLC");
                                                             --------------
Atlantic (In) L.P., a Texas limited partnership ("Atlantic In LP"); Atlantic R&M
                                                  --------------
(In) L.P., a Texas limited partnership ("Atlantic R&M In LP"); Sun Pipe Line
                                         ------------------
Services (In) L.P., a Delaware limited partnership ("Services LP"); Sunoco
                                                     -----------
Michigan (In) LLC, a Texas limited liability company ("Michigan In LLC");
                                                       ---------------
Atlantic (In) LLC, a Delaware limited liability company ("Atlantic In LLC"); Sun
                                                          ---------------
Pipe Line GP LLC, a Delaware limited liability company ("Pipe Line GP LLC");
                                                         ----------------
Sunoco R&M (In) LLC, a Delaware limited liability company ("R&M In LLC"); and
                                                            ----------
Atlantic Refining & Marketing Corp., a Delaware corporation ("Atlantic
                                                              --------
Refining").
--------

                                    RECITALS

     WHEREAS, Sunoco GP and Sun Delaware have formed the MLP pursuant to the Delaware Revised Uniform Limited Partnership Act (the "Delaware Limited
                                                       ----------------
Partnership Act"), for the purpose of acquiring, owning and operating certain
---------------
assets of certain subsidiaries and affiliates of Sunoco used in storage, transportation and distribution of crude oil and refined petroleum products;

     WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, the following actions have been taken prior to the date hereof:

     1. Sun Delaware formed Sunoco GP under the terms of the Pennsylvania Limited Liability Company Act (the "Pennsylvania LLC Act") and
                                              --------------------
          contributed $1,000 in exchange for all of the membership interests in Sunoco GP.

     2. Sunoco GP formed LA LLC and contributed $100 in exchange for all of the membership interests in LA LLC.

     3. Sunoco GP and Sun Delaware formed the MLP to which Sunoco GP contributed $20 in exchange for a 2% general partner interest in the MLP, and Sun Delaware contributed $980 in exchange for a 98% limited partner interest in the MLP.

     4. Sun Delaware formed GP LLC and contributed $1,000 in exchange for all of the membership interests in GP LLC.

     5.   Sun Delaware formed the following Texas limited liability companies:
          (i) Michigan Texas, (ii) Michigan In LLC, (iii) Mid-Con In LLC, and
          (iv) Mid-Con Texas, and contributed $1,000 to each in exchange for all of the membership interests in each of such limited liability companies.

     6. The MLP and GP LLC formed the OLP to which the MLP contributed $999.90 in exchange for a 99.99% limited partner interest in the OLP, and GP LLC contributed $.10 in exchange for a .01% general partner interest in the OLP.

     7. GP LLC formed OLP GP LLC and contributed $100 in exchange for all of the membership interests in OLP GP LLC.

     8.   Sun Pipe Line Company, a Pennsylvania corporation ("Pipe Line"),
                                                              ---------
          formed Pipe Line GP LLC to which it contributed $1,000 in exchange for all of the membership interests in Pipe Line GP LLC.

     9. Pipe Line and Pipe Line GP LLC formed Sun Pipeline LP to which Pipe Line contributed $999.90 in exchange for a 99.99% limited partner interest in Sun Pipeline LP, and Pipeline GP LLC contributed $.10 in exchange for a .01% general partner interest in Sun Pipeline LP.

     10. Pipe Line formed Sun Texas pursuant to the Texas Business Corporation Act (the "Texas Corporation Act"), and contributed $1,000 in exchange
                    ---------------------
          for all of the capital stock of Sun Texas.

     11. R&M formed R&M In LLC and contributed $1,000 in exchange for all of the membership interests in R&M In LLC.

     12. R&M and R&M In LLC formed R&M In LP to which R&M contributed $999.90 in exchange for a 99.99% limited partner interest in R&M In LP, and R&M In LLC contributed $.10 in exchange for a .01% general partner interest in R&M In LP.

     13.  Petroleum formed the following Delaware limited liability companies:
          Atlantic In LLC and Atlantic Petroleum (Out) LLC ("Atlantic Out LLC"),
                                                             ----------------
          and contributed $2,000 to each in exchange for all of the membership interests in each.

     14. Petroleum and each of Atlantic In LLC and Atlantic Out LLC have formed Atlantic In LP and Atlantic Out LP, respectively, to which Petroleum contributed $.10 to Atlantic Out LP in exchange for a .01% general partner interest in Atlantic Out LP and $999.90 to Atlantic In LP in exchange for a 99.99% limited partner interest in Atlantic In LP; Atlantic In LLC contributed $.10 to Atlantic In LP in exchange for a .01% general partner interest in Atlantic In LP; and Atlantic Out LLC contributed $999.90 to Atlantic Out LP in exchange for a 99.99% limited partner interest in Atlantic Out LP.

     15. Petroleum and Atlantic In LLC formed Atlantic R&M In LP, to which Petroleum contributed $999.90 to Atlantic R&M In LP in exchange for a 99.99% limited partner interest in Atlantic R&M In LP; and Atlantic In LLC contributed $.10 to Atlantic R&M In LP in exchange for a .01% general partner interest in Atlantic R&M In LP. Petroleum subsequently conveyed all of its limited partner interest in Atlantic R&M In LP to Atlantic Refining in consideration of the payment of $999.90 to Petroleum.

     16.  Sun Pipe Line Services Co., a Delaware corporation ("Services"),
                                                               --------
          formed Services Out LLC, and contributed $1,000 in exchange for all of the membership interests in Services Out LLC.

     17. R&M conveyed certain trucks and related licenses to R&M In LP, 99.99% on its own behalf and .01% on behalf of R&M In LLC.

     18. Petroleum formed Delaware and contributed $100 and its $250 million note receivable in exchange for all of the outstanding common stock of Delaware.

     WHEREAS, concurrently with the consummation of the transactions contemplated hereby, each of the following shall occur:

     19. Pipe Line will merge into Sun Texas under Section 1921 of the Pennsylvania Business Corporation Law (the "Pennsylvania Corporation
                                                      ------------------------
          Law") and Article 5.16 of the Texas Corporation Act, with Sun Texas
          ---
          being the survivor.

     20. Sun Texas will effect a multiple survivor merger with Sun Pipeline LP under Article 5.01 of the Texas Corporation Act and Article 6132a,
          Section 2.11 of the Texas Revised Limited Partnership Act (the "Texas
                                                                          -----
          Limited Partnership Act"), and the assets and liabilities of Sun Texas
          -----------------------
          owned before such merger will be allocated in accordance with the Texas Corporation Act and the Texas Limited Partnership Act, with the effect that (i) all assets and liabilities of Sun Texas not going to the MLP or its subsidiaries shall continue to be owned by Sun Texas and (ii) all assets and liabilities going into the MLP or its subsidiaries shall be owned by Sun Pipeline LP.

     21.  Sun Borger Pipe Line Company, a Delaware corporation ("Borger"), will
                                                                 ------
          merge into Services under Section 253 of the Delaware General Corporation Law (the "Delaware Corporation Act"), with Services being
                                ------------------------
          the survivor.

     22. Sun Delaware will contribute .01% of the stock of Services to GP LLC as a capital contribution.

     23. Services will file a certificate of conversion under Section 266 of the Delaware Corporation Act and Section 17-217 of the Delaware Limited Partnership Act to convert itself to Services LP, designating GP LLC as its general partner and Sun Delaware as its limited partner.

     24. Services LP will (i) convey the assets of Services LP not going into the MLP or its subsidiaries to Services Out LLC as a capital contribution and (ii) distribute all of the membership interests in Services Out LLC to Sun Delaware, allocating 99.99% to Sun Delaware and .01% to GP LLC. GP LLC, in turn, will distribute its .01% membership interest in Services Out LLC to Sun Delaware.

     25.  Sun Oil Line Company of Michigan, a Michigan corporation ("Michigan");
                                                                     --------
          will merge into Michigan Texas under Section 736 of the Michigan Business Corporation Act (the "Michigan Corporation Act") and Article
                                         ------------------------
          10.02 of the Texas Limited Liability Company Act (the "Texas LLC
                                                                 ---------
          Act"), with Michigan Texas being the survivor.
          ---

     26. Michigan Texas will effect a multiple survivor merger with Michigan In LLC under Article 10.01 of the Texas LLC Act, and the assets and liabilities of Michigan Texas owned before such merger will be allocated in accordance with the Texas LLC Act, with the effect that
          (i) all assets and liabilities of Michigan Texas going into the MLP or its subsidiaries shall be owned by Michigan In LLC and (ii) all other assets and liabilities of Michigan Texas shall continue to be owned by Michigan Texas.

     27.  Mid-Continent Pipe Line Company, an Oklahoma corporation ("Mid-Con"),
                                                                     -------
          will merge into Mid-Con Texas under Section 1090.2 of the Oklahoma General Corporation Act (the "Oklahoma Corporation Act") and Article
                                        ------------------------
          10.01 of the Texas LLC Act, with Mid-Con Texas being the survivor.

     28. Mid-Con Texas will effect a multiple survivor merger with Mid-Con In LLC under Article 10.01 of the Texas LLC Act, and the assets and liabilities of Mid-Con Texas owned before such merger will be allocated in accordance with the Texas LLC Act, with the effect that
          (i) all assets and liabilities of Mid-Con Texas going into the MLP or its subsidiaries will be owned by Mid-Con In LLC, and (ii) all other assets and liabilities of Mid-Con Texas will continue to be owned by Mid-Con Texas.

     29.  Atlantic Pipeline Corp., a Delaware corporation ("Atlantic"), will
                                                            --------
          merge into Atlantic Out LP under Section 263 of the Delaware Corporation Act and Article 6132a, Section 2.11 of the Texas Limited Partnership Act, with Atlantic Out LP being the survivor.

     30. Atlantic Out LP will effect a multiple survivor merger with Atlantic In LP under Article 6132a, Section 2.11 of the Texas Limited Partnership Act, and the assets and liabilities of Atlantic Out LP owned before such merger will be allocated in accordance with the Texas Limited Partnership Act, with the effect that (i) all assets and liabilities of Atlantic Out LP going into the MLP or its subsidiaries will be owned by Atlantic In LP, and (ii) all other assets and liabilities of Atlantic Out LP will continue to be owned by Atlantic Out LP.

     31. Atlantic Refining will convey all of its assets going into the MLP and its subsidiaries to Atlantic R&M In LP as a capital contribution in exchange for a limited partner interest in Atlantic R&M In LP and the assumption by Atlantic R&M In LP of the related liabilities (99.99% on its behalf and .01% on behalf of Atlantic In LLC, for which Atlantic Refining will receive an interest in Atlantic In LLC). The percentage ownership interests with respect to Atlantic In LLC shall be adjusted after the Effective Date by the members of Atlantic In LLC in accordance with the terms of the limited liability company agreement of Atlantic In LLC.

     32. R&M will convey its assets going into the MLP and its subsidiaries to R&M In LP as a capital contribution, with R&M In LP assuming the related liabilities (99.99% for itself and .01% on behalf of R&M In
          LLC).

     33. The following contributions will be made to Sunoco GP: (a) Sun Delaware will contribute all of its interest in GP LLC, Services LP, Michigan In LLC, Explorer Pipeline Company, a Delaware corporation, and Mid-Con In LLC and will continue its 13% membership interest in Sunoco GP; (b) Sun Texas will contribute all of its interest in Pipe Line GP LLC and Sun Pipeline LP in exchange for a 45% membership interest in Sunoco GP; (c) R&M will contribute all of its interest in R&M In LLC and R&M In LP in exchange for a 25% membership interest in Sunoco GP; (d) Petroleum will contribute all of its interest in Atlantic In LLC and Atlantic In LP in exchange for a 10% membership interest in Sunoco GP; and (e) Atlantic Refining will contribute its interest in Atlantic In LLC and Atlantic R&M In LP to Sunoco GP in exchange for a 7% membership interest in Sunoco GP. The percentage ownership interests set forth in clauses (a) through (e) shall be adjusted after the Effective Date by the members of Sunoco GP in accordance with the terms of the limited liability company agreement of Sunoco GP.

     34. Sunoco GP will contribute all of the membership interests and partnership interests and its interest in Explorer Pipeline Company conveyed to it as provided in the immediately preceding paragraph 33 to the MLP in exchange for (a) a continuation of its 2% general partner interest in the MLP (and its Incentive Distribution Rights),
          (b) 5,633,639 Common Units (as defined below) in the MLP, (c) 11,383,639 Subordinated Units (as defined below) in the MLP and (d) a special limited partnership interest in the MLP (the "Sunoco GP
                                                                ---------
          Special LP Interest") giving Sunoco GP only the right to receive the
          -------------------
          Net Debt Proceeds (as defined herein) in cash from the MLP upon redemption of the Sunoco GP Special LP Interest. The public, through the Underwriters, will contribute $116,437,500 to the MLP in exchange for 5,750,000 Common Units in the MLP.

     35. The MLP will pay or cause to be paid the underwriting discounts and offering expenses incurred by the MLP in connection with the initial public offering (the "Offering") of the Common Units (collectively,
                                --------
          the "Offering Costs").
               --------------

     36. R&M In LLC, Pipe Line GP LLC and Atlantic In LLC will merge into GP LLC under Section 18-209 of the Delaware Limited Liability Company Act (the "Delaware LLC Act"), with GP LLC being the survivor.
                ----------------

     37. The MLP will contribute to (i) R&M In LP the cash remaining (after the payment of the Offering Costs that are due and payable or that have been previously paid) from the sale of the Common Units to the public (the "Net Equity Proceeds"), to be used by R&M In LP to pay any unpaid
                -------------------
          Offering Costs and the remainder to be used by R&M In LP as working capital and (ii) Sun Pipeline LP its interest in Explorer Pipeline Company, .01% on behalf of GP LLC and 99.99% on behalf of the MLP.

     38. The MLP will contribute its direct ownership interests in Sun Pipeline LP, Services LP, Michigan In LLC, Mid-Con In LLC, Atlantic In LP, Atlantic R&M In LP and R&M In LP (collectively, the "Entities") to the
                                                               --------
          OLP (i) in exchange for a special limited partnership interest in the OLP (the "MLP Special LP Interest") giving the MLP only the right to
                    -----------------------
          receive the Net Debt Proceeds from the OLP upon redemption of the MLP Special LP Interest, and (ii) as a capital contribution on its behalf (99.99%) and on behalf of GP LLC (.01%) with respect to the membership interests in Michigan In LLC and Mid-Con In LLC.

     39. GP LLC will contribute to OLP GP LLC its .01% general partner interest in each of (a) R&M In LP, (b) Sun Pipeline LP, (c) Atlantic In LP, (d) Atlantic R&M In LP and (e) Services LP as a capital contribution and, in turn, GP LLC will contribute its interest in OLP GP LLC to the OLP as a capital contribution.

     40. The OLP will issue $250 million in aggregate principal amount of its 7.25% Senior Notes, due February 15, 2012 (the "Senior Notes"), and
                                                          ------------
          the following shall occur: (a) the OLP will pay the discounts and commissions and offering expenses incurred by the OLP in connection with the offer and sale of the Senior Notes (the "Debt Offering
                                                            -------------
          Costs") and will distribute the cash remaining (after the payment of
          -----
          the Debt Offering Costs) from the sale of the Senior Notes (the "Net
                                                                           ---
          Debt Proceeds") to the MLP in redemption of the MLP Special LP
          ----
          Interest, and (b) the MLP will distribute the Net Debt Proceeds to Sunoco GP in redemption of the Sunoco GP Special LP Interest.

     41. Sunoco GP will lend the Net Debt Proceeds to R&M. The MLP will redeem the limited partner interest in the MLP owned by Sun Delaware for $980.

     WHEREAS, following the foregoing matters, each of the following shall occur:

     42. Sun Delaware will contribute to Sun Texas all of the outstanding common stock it owns of West Texas Gulf Pipe Line Company, a Delaware corporation, and Inland Corporation, a Delaware corporation, as a capital contribution.

     43. Services LP, Atlantic In LP, Michigan In LLC and Mid-Con In LLC will merge into Sun Pipeline LP under Section 17-211 of the Delaware Limited Partnership Act, Article 10.01 of the Texas LLC Act and
          Article 6132a, Section 2.11 of the Texas Limited Partnership Act, with Sun Pipeline LP being the survivor.

     44.  Atlantic R&M In LP will merge into R&M In LP under Article 6132a,
          Section 2.11 of the Texas Limited Partnership Act.

     45. Sun Pipeline LP will effect a multiple survivor merger with R&M In LP under Article 6132a, Section 2.11 of the Texas Limited Partnership Act and (i) certain terminal assets and related liabilities located in Inkster, Michigan; Nederland, Texas; and Fort Mifflin, Pennsylvania; owned by Sun Pipeline LP before such merger will be allocated to R&M In LP in accordance with the Texas Limited Partnership Act and all other assets and liabilities owned by Sun Pipeline LP before such merger will continue to be owned by Sun Pipeline LP and (ii) certain easement assets owned by R&M In LP before such merger will be allocated to Sun Pipeline LP in accordance with the Texas Limited Partnership Act and all other assets owned by R&M In LP before such merger will continue to be owned by R&M In LP.

     46.  Sun Texas will change its name to Sun Pipe Line Company.

     47. The agreements of limited partnership of each of the following will be amended and restated to the extent necessary to reflect the applicable matters set forth above and in Articles II and III in this Agreement (as defined below):

               (a)  the MLP;

               (b)  the OLP;

               (c)  Sun Pipeline LP;

               (d)  Atlantic In LP;

               (e)  Atlantic R&M In LP;

               (f)  Services LP;

               (g)  R&M In LP; and

               (h)  Atlantic Out LP.

     48. The limited liability company agreements of each of the following will be amended to the extent necessary to reflect the applicable matters set forth above and in Articles II and III in this Agreement:

               (a)  GP LLC;

               (b)  OLP GP LLC;

               (c)  Services Out LLC;

               (d)  Atlantic In LLC;

               (e)  Pipe Line GP LLC;

               (f)  R&M In LLC;

               (g)  Sunoco GP; and

               (k)  Atlantic (Out) LLC.

     49. The regulations of each of the following limited liability companies will be amended to the extent necessary to reflect the applicable matters set forth above and in Articles II and III in this Agreement:

               (a)  Mid-Con In LLC; and

               (b)  Michigan In LLC.

     NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the parties to this Agreement undertake and agree as follows:

                                   ARTICLE I
                       Definitions; Schedules; Recordation

     1.1  Definitions. The following capitalized terms have the meanings given
          -----------
          below.

          "Acts" shall mean collectively the Delaware Limited Partnership Act,
           ----
the Delaware LLC Act, the Delaware Corporation Act, the Michigan Corporation Act, the Oklahoma Corporation Act, the Pennsylvania LLC Act, the Pennsylvania Corporation Law, the Texas Limited Partnership Act, the Texas LLC Act and the Texas Corporation Act.

          "Affiliate" has the meaning assigned to such term in the Partnership Agreement.

          "Agreement" means this Contribution, Conveyance and Assumption Agreement. ---------

          "Assets" has the meaning assigned to such term in Section 5.1.
           ------

          "Atlantic" has the meaning assigned to such term in Item 29 of the
           --------
Recitals of this Agreement.

          "Atlantic In LLC" has the meaning assigned to such term in the first
           ---------------
paragraph of this Agreement.

          "Atlantic In LP" has the meaning assigned to such term in the first
           --------------
paragraph of this Agreement.

          "Atlantic In LP Assets" has the meaning assigned to such term in
           ---------------------
Section 2.15.

          "Atlantic In LP Liabilities" means all obligations and liabilities
           --------------------------
associated with the Atlantic In LP Assets.

          "Atlantic Out LLC" has the meaning assigned to such term in Item 13 of
           ----------------
the Recitals of this Agreement.

          "Atlantic Out LP" has the meaning assigned to such term in the first
           ---------------
paragraph of this Agreement.

          "Atlantic Out LP Assets" has the meaning assigned to such term in
           ----------------------
Section 2.15.

          "Atlantic Out LP Liabilities" means all obligations and liabilities
           ---------------------------
associated with the Atlantic Out LP Assets.

          "Atlantic R&M In LP" has the meaning assigned to such term in the
           ------------------
first paragraph of this Agreement.

          "Atlantic R&M In LP Assets" has the meaning assigned to such term in
           -------------------------
Section 2.16.

          "Atlantic R&M In LP Liabilities" means all obligations and liabilities
           ------------------------------
associated with the Atlantic R&M In LP Assets.

          "Atlantic Refining" has the meaning assigned to such term in the first
           -----------------
paragraph of this Agreement.

          "Atlantic Refining Aggregate Interests" has the meaning assigned to
           -------------------------------------
such term in Section 2.22.

          "Atlantic Refining Aggregate Liabilities" means all obligations and
           ---------------------------------------
liabilities associated with the Atlantic Refining Aggregate Interests.

          "Beneficial Owner" has the meaning assigned to such term in Section
           ----------------
8.2.

          "Borger" has the meaning assigned to such term in Item 21 of the
           ------
Recitals of this Agreement.

          "Common Units" has the meaning assigned to such term in the
           ------------
Partnership Agreement.

          "Contributing Parties" has the meaning assigned to such term in
           --------------------
Section 2.42.

          "Conveyed Assets" has the meaning assigned to such term in Section
           ---------------
5.3.

          "Debt Offering Costs" has the meaning assigned to such term in Item 40
           -------------------
of the Recitals of this Agreement.

          "Delaware" has the meaning assigned to such term in the first
           --------
paragraph of this Agreement.

          "Delaware Corporation Act" has the meaning assigned to such term in
           ------------------------
Item 21 of the Recitals of this Agreement.

          "Delaware LLC Act" has the meaning assigned to such term in Item 36 of
           ----------------
the Recitals of this Agreement.

          "Delaware Limited Partnership Act" has the meaning assigned to such
           -------------------------------
term in the initial Recital to this Agreement.

          "Effective Date" means February 8, 2002.
           --------------
          "Effective Time" means 12:01 a.m. Eastern Standard Time on the
           --------------
Effective Date.

          "Entities" has the meaning assigned to such term in Item 38 of the
           --------
Recitals to this Agreement.

          "FERC" means the Federal Energy Regulatory Commission.
           ----

          "GP LLC" has the meaning assigned to such term in the first paragraph
           ------
of this Agreement.

          "GP LLC Aggregate Interests" has the meaning assigned to such term in
           --------------------------
Section 2.29.

          "GP LLC Aggregate Liabilities" means all of the obligations under the
           ----------------------------
applicable limited partnership agreements relating to the GP LLC Aggregate Interests.

          "GP LLC's Interest in OLP GP LLC" has the meaning assigned to such
           -------------------------------
term in Section 2.30.

          "GP LLC's Interest in OLP GP LLC Liabilities" means all of the
           -------------------------------------------
obligations under the applicable limited liability company agreement relating to GP LLC's Interest in OLP GP LLC.

          "GP LLC Interest in Services Out LLC" has the meaning assigned to such
           -----------------------------------
term in Section 2.9.

          "GP LLC Interest in Services Out LLC Liabilities" means all of the
           -----------------------------------------------
obligations under the limited liability company agreement of Services Out LLC that relate to the GP LLC Interest in Services Out LLC.

          "Incentive Distribution Rights" has the meaning assigned to such term
           -----------------------------
in the Partnership Agreement.

          "LA LLC" has the meaning assigned to such term in the first paragraph
           ------
of this Agreement.

          "Laws" means any and all laws, statutes, ordinances, rules or
           ----
regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court.

          "Michigan" has the meaning assigned to such term in Item 25 in the
           --------
Recitals of this Agreement.

          "Michigan Corporation Act" has the meaning assigned to such term in
           ------------------------
Item 25 of the Recitals of this Agreement.

          "Michigan In LLC" has the meaning assigned to such term in the first
           ---------------
paragraph of this Agreement.

          "Michigan In LLC Assets" has the meaning assigned to such term in
           ----------------------
Section 2.11.

          "Michigan In LLC Liabilities" means all of the obligations and
           ---------------------------
liabilities associated with the Michigan In LLC Assets.

          "Michigan Texas" has the meaning assigned to such term in the first
           --------------
paragraph of this Agreement.

          "Michigan Texas Assets" has the meaning assigned to such term in
           ---------------------
Section 2.11.

          "Michigan Texas Liabilities" means all of the obligations and
           --------------------------
liabilities associated with the Michigan Texas Assets.

          "Mid-Con" has the meaning assigned to such term in Item 27 of the
           -------
Recitals of this Agreement.

          "Mid-Con Texas" has the meaning assigned to such term in the first
           -------------
paragraph of this Agreement.

          "Mid-Con Texas Assets" has the meaning assigned to such term in
           --------------------
Section 2.13.

          "Mid-Con Texas Liabilities" means all of the obligations and
           -------------------------
liabilities associated with the Mid-Con Texas Assets.

          "Mid-Con In LLC" has the meaning assigned to such term in the first
           --------------
paragraph of this Agreement.

          "Mid-Con In LLC Assets" has the meaning assigned to such term in
           ---------------------
Section 2.13.

          "Mid-Con In LLC Liabilities" means all of the obligations and
           --------------------------
liabilities associated with the Mid-Con In LLC Assets.

          "MLP" has the meaning assigned to such term in the first paragraph of
           ---
this Agreement.

          "MLP Aggregate Interests" has the meaning assigned to such term in
           -----------------------
Section 2.28.

          "MLP Aggregate Liabilities" shall mean all of the obligations under
           -------------------------
the applicable regulations and the limited partnership agreement relating to the MLP Aggregate Interests.

          "MLP Interest in Explorer" has the meaning assigned to such term in
           ------------------------
Section 2.27.

          "MLP Interest in Explorer Liabilities" means all of the obligations
           ------------------------------------
under the shareholders agreement relating to the MLP Interest in Explorer.

          "MLP Special LP Interest" has the meaning assigned to such term in
           -----------------------
Item 38 of the Recitals to this Agreement.

          "Net Debt Proceeds" has the meaning assigned to such term in Item 40
           -----------------
of the Recitals to this Agreement.

          "Net Equity Proceeds" has the meaning assigned to such term in Item 37
           -------------------
of the Recitals to this Agreement.

          "Offering" has the meaning assigned to such term in Item 35 of the
           --------
Recitals of this Agreement.

          "Offering Costs" has the meaning assigned to such term in Item 35 of
           --------------
the Recitals to this Agreement.

          "Oklahoma Corporation Act" has the meaning assigned to such term in
           ------------------------
Item 27 of the Recitals to this Agreement.

          "OLP" has the meaning assigned to such term in the first paragraph of
           ---
this Agreement.

          "OLP GP LLC" has the meaning assigned to such term in the first
           ----------
paragraph of this Agreement.

          "Omnibus Agreement" means the Omnibus Agreement dated of even date
           -----------------
herewith, by and among Sunoco, R&M, Sun Delaware, Petroleum, Sun Texas, Services Out LCC, the MLP, the OLP and Sunoco GP.

          "Partnership Agreement" means the First Amended and Restated Agreement
           ---------------------
of Limited Partnership of the MLP, as it may be amended and restated from time to time.

          "Pennsylvania Corporation Law" has the meaning assigned to such term
           ----------------------------
in Item 19 of the Recitals of this Agreement.

          "Partnership Group" has the meaning assigned to such term in the
           -----------------
Omnibus Agreement.

          "Pennsylvania LLC Act" has the meaning assigned to such term in Item 1
           --------------------
of the Recitals of this Agreement.

          "Petroleum" has the meaning assigned to such term in the first
           ---------
paragraph of this Agreement.

          "Petroleum Aggregate Interests" has the meaning assigned to such term
           -----------------------------
in Section 2.21.

          "Petroleum Aggregate Interests Liabilities" means all of the
           -----------------------------------------
obligations under the applicable limited liability company agreement and the limited partnership agreement relating to the Petroleum Aggregate Interests.

          "Pipe Line" has the meaning assigned to such term in Item 8 of the
           ---------
Recitals of this Agreement.

          "Pipe Line GP LLC" has the meaning assigned to such term in the first
           ----------------
paragraph of this Agreement.

          "Pro Forma Balance Sheet" has the meaning assigned to such term in
           -----------------------
Section 2.42.

          "Real Property" has the meaning assigned to such term in Section 5.3.
           -------------

          "Receiving Party" has the meaning assigned to such term in Section
           ---------------
7.4.

          "Reserved Assets" has the meaning assigned to such term in Section
           ---------------
5.3.

          "Restriction" has the meaning assigned to such term in Section 8.2.
           -----------

          "Restriction Asset" has the meaning assigned to such term in Section
           -----------------
8.2.

          "R&M" has the meaning assigned to such term in the first paragraph of
           ---
this Agreement.

          "R&M Aggregate Interests" has the meaning assigned to such term in
           -----------------------
Section 2.20.

          "R&M Aggregate Interests Liabilities" means all of the obligations
           -----------------------------------
under the applicable limited liability company agreement and the limited partnership agreement that relate to the R&M Aggregate Interests.

          "R&M In LLC" has the meaning assigned to such term in the first
           ----------
paragraph of this Agreement.

          "R&M In LP" has the meaning assigned to such term in the first
           ---------
paragraph of this Agreement.

          "R&M In LP Assets" has the meaning assigned to such term in Section
           ----------------
2.17.

          "R&M In LP Additional Assets" has the meaning assigned to such term in
           ---------------------------
Section 2.40.

          "R&M In LP Additional Liabilities" means all of the obligations and
           --------------------------------
liabilities associated with the R&M In LP Additional Assets.

          "R&M In LP Liabilities" means all of the obligations and liabilities
           ---------------------
associated with the R&M In LP Assets.

          "R&M In LP Non-Conrail Easement and Non-Intellectual Property Assets"
           -------------------------------------------------------------------
has the meaning assigned to such term in Section 2.40.

          "R&M In LP Non-Conrail Easement and Non-Intellectual Property
           ------------------------------------------------------------
Liabilities" means all of the obligations and liabilities associated with the
-----------
R&M In LP Non-Conrail Easement and Non-Intellectual Property Assets.

          "Registration Statement" means the registration statement on Form S-1
           ----------------------
filed by the MLP relating to the Offering.

          "Senior Notes" has the meaning assigned to such term in Item 40 in the
           ------------
Recitals of this Agreement.

          "Services" has the meaning assigned to such term in Item 16 in the
           --------
Recitals of this Agreement.

          "Services LP" has the meaning assigned to such term in the first
           -----------
paragraph of this Agreement.

          "Services LP/GP LLC Interest in Services Out LLC" has the meaning
           -----------------------------------------------
assigned to such term in Section 2.8.

          "Services LP/GP LLC Interest in Services Out LLC Liabilities" means
           -----------------------------------------------------------
all of the obligations under the limited liability company agreement of Services Out LLC that relate to the Services LP/GP LLC Interest in Services Out LLC.

          "Services LP/Sun Delaware Interest in Services Out LLC" has the
           -----------------------------------------------------
meaning assigned to such term in Section 2.7.

          "Services LP/Sun Delaware Interest in Services Out LLC Liabilities"
           -----------------------------------------------------------------
means all of the obligations under the limited liability company agreement of Services Out LLC that relate to the Services LP/Sun Delaware Interest in Services Out LLC.

          "Services Out LLC" has the meaning assigned to such term in the first
           ----------------
paragraph of this Agreement.

          "Services Out LLC Assets" has the meaning assigned to such term in
           -----------------------
Section 2.6.

          "Services Out LLC Liabilities" means all of the obligations and
           ----------------------------
liabilities associated with the Services Out LLC Assets.

          "Services Stock" has the meaning assigned to such term in Section 2.4.
           --------------

          "Specific Conveyances" has the meaning assigned to such term in
           --------------------
Section 2.43.

          "Subordinated Units" has the meaning assigned to such term in the
           ------------------
Partnership Agreement.

          "Sun Delaware" has the meaning assigned to such term in the first
           ------------
paragraph of this Agreement.

          "Sun Delaware Aggregate Interests" has the meaning assigned to such
           --------------------------------
term in Section 2.18.

          "Sun Delaware Liabilities" means all of the obligations under the
           ------------------------
applicable limited liability company agreement, the limited partnership agreement, the regulations and the shareholders agreement that relate to the Sun Delaware Aggregate Interests.

          "Sun Delaware Stock" has the meaning assigned to such term in Section
           ------------------
2.36.

          "Sun Delaware Stock Liabilities" shall mean all of the obligations
           ------------------------------
under the shareholder's agreement relating to the applicable Sun Delaware Stock.

          "Sunoco" has the meaning assigned to such term in the first paragraph
           ------
to this Agreement.

          "Sunoco Related Party" has the meaning assigned to such term in the
           --------------------
Underwriting Agreement.

          "Sunoco GP" has the meaning assigned to such term in the first
           ---------
paragraph of this Agreement.

          "Sunoco GP Aggregate Interests" has the meaning assigned to such term
           -----------------------------
in Section 2.23.

          "Sunoco GP Aggregate Liabilities" shall mean all of the obligations
           -------------------------------
associated with the Sunoco GP Aggregate Interests.

          "Sunoco GP Special LP Interest" has the meaning assigned to such term
           -----------------------------
in Item 34 of the Recitals to this Agreement.

          "Sun Pipeline LP" has the meaning assigned to such term in the first
           ---------------
paragraph of this Agreement.

          "Sun Pipeline LP Additional Assets" has the meaning assigned to such
           ---------------------------------
term in Section 2.40.

          "Sun Pipeline LP Additional Liabilities" means all of the obligations
           --------------------------------------
and liabilities associated with the Sun Pipeline LP Additional Assets.

          "Sun Pipeline LP Assets" has the meaning assigned to such term in
           ----------------------
Section 2.2.

          "Sun Pipeline LP Liabilities" means all of the obligations and
           ---------------------------
liabilities associated with the Sun Pipeline LP Assets.

          "Sun Pipeline LP Conrail Easement and Intellectual Property Assets"
           -----------------------------------------------------------------
has the meaning assigned to such term in Section 2.40.

          "Sun Pipeline LP Conrail Easement and Intellectual Property
           ----------------------------------------------------------
Liabilities" means all of the obligations and liabilities associated with the
-----------
Sun Pipeline LP Conrail Easement and Intellectual Property Assets.

          "Sun Texas" has the meaning assigned to such term in the first
           ---------
paragraph of this Agreement.

          "Sun Texas Assets" has the meaning assigned to such term in Section
           ----------------
2.2.

          "Sun Texas Liabilities" means all of the obligations and liabilities
           ---------------------
associated with the Sun Texas Assets.

          "Sun Texas Aggregate Interests" has the meaning assigned to such term
           -----------------------------
in Section 2.19.

          "Sun Texas Aggregate Liabilities" shall mean all of the obligations
           -------------------------------
and liabilities of Sun Texas associated with the Sun Texas Aggregate Interests.

          "Texas Corporation Act" has the meaning assigned to such term in Item
           ---------------------
10 of the Recitals to this Agreement.

          "Texas LLC Act" has the meaning assigned to such term in Item 25 of
           -------------
the Recitals to this Agreement.

          "Texas Limited Partnership Act" has the meaning assigned to such term
           -----------------------------
in Item 20 of the Recitals to this Agreement.

          "Underwriters" has the meaning assigned to such term in Item 42 of the
           ------------
Recitals to this Agreement.

          "Underwriting Agreement" means the Underwriting Agreement dated
           ----------------------
February 4, 2002, by and between the Underwriters and Sunoco, Sunoco GP, the MLP, GP LLC, and the OLP.

     1.2 Schedules. The following schedules are attached hereto:
         ---------

          (a) Schedule 2.2(a) - List of Sun Pipeline LP Assets
          (b) Schedule 2.6 - List of Services Out LLC Assets
          (c) Schedule 2.11(a) - List of Michigan In LLC Assets
          (d) Schedule 2.13(a) - List of Mid-Con In LLC Assets
          (e) Schedule 2.15(a) - List of Atlantic In LP Assets
          (f) Schedule 2.16 - List of Atlantic R&M In LP Assets
          (g) Schedule 2.17 - List of R&M In LP Assets
          (h) Schedule 2.40(a) - List of R&M In LP Additional Assets
          (i) Schedule 2.40(b) - List of Sun Pipeline LP Conrail Easement and Intellectual Property Assets

     1.3 Recordation of Evidence of Ownership of Assets. In connection with the
         ----------------------------------------------
conversions and mergers under the applicable Acts that are referred to in the recitals to this Agreement, the parties to this Agreement acknowledge that certain jurisdictions in which the assets of the applicable parties to such conversions and mergers are located may require that documents be recorded by the entities resulting from such conversions and mergers in order to evidence title in such entities. All such documents shall evidence such new ownership and are not intended to modify, and shall not modify, any of the terms, covenants and conditions herein set forth.

                                   ARTICLE II
                             Concurrent Transactions

     2.1 Merger of Pipe Line into Sun Texas. Pipe Line has merged into Sun
         ----------------------------------
Texas, with Sun Texas being the survivor.

     2.2 Allocation of Assets pursuant to Multiple Survivor Merger of Sun Texas
         ----------------------------------------------------------------------
and Sun Pipeline LP. Sun Texas and Sun Pipeline LP have merged under Article
-------------------
5.01 of the Texas Corporation Act and Article 6132a, Section 2.11 of the Texas Limited Partnership Act, and the assets of Sun Texas prior to such merger have been allocated to Sun Texas and Sun Pipeline LP in accordance with the Texas Corporation Act and the Texas Limited Partnership Act in the following manner:

          (a) All of the assets described on Schedule 2.2(a) (the "Sun Pipeline
                                                                   ------------
LP Assets") are owned by Sun Pipeline LP.
---------

          (b) All of the assets owned by Sun Texas prior to such merger that do not constitute Sun Pipeline LP Assets (the "Sun Texas Assets") continue to be
                                            ----------------
owned by Sun Texas.

     2.3 Merger of Borger into Services. Borger has merged into Services.
         ------------------------------

     2.4 Contribution of Services Common Stock by Sun Delaware to GP LLC. Sun
         ---------------------------------------------------------------
Delaware hereby grants, contributes, transfers, assigns and conveys to GP LLC, its successors and assigns, for its and their own use forever, all right, title and interest in and to .01% of the issued and outstanding common stock of Services (the "Services Stock"), and GP LLC hereby accepts the Services Stock as
               --------------
an additional contribution to the capital of GP LLC.

     TO HAVE AND TO HOLD the Services Stock unto GP LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.5 Conversion of Services to Services LP. Services has adopted articles of
         -------------------------------------
conversion and has converted to Services LP, having (a) GP LLC as the general partner owning a 0.01% general partner interest and (b) Sun Delaware as the limited partner owning a 99.99% limited partner interest.

     2.6 Contribution and Conveyance by Services LP to Services Out LLC of the
         ---------------------------------------------------------------------
Services Out LLC Assets. Services LP hereby grants, contributes, transfers,
-----------------------
assigns and conveys to Services Out LLC, its successors and assigns, for its and their own use forever, all right, title and interest of Services LP in and to all of the assets described on Schedule 2.6 (the "Services Out LLC Assets"), and
                                                  -----------------------
Services Out LLC hereby accepts the Services Out LLC Assets, as a contribution to the capital of Services Out LLC, 99.99% on behalf of Services LP and 0.01% on behalf of GP LLC, subject to all matters to be contained in the instruments of conveyance covering the Services Out LLC Assets to evidence such contribution and conveyance.

     TO HAVE AND TO HOLD the Services Out LLC Assets unto Services Out LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, and in such instruments of conveyance forever.

     2.7 Distribution by Services LP to Sun Delaware of Membership Interest in
         ---------------------------------------------------------------------
Services Out LLC. Services LP hereby grants, distributes, transfers, assigns and
----------------
conveys to Sun Delaware, its successors and assigns, for its and their own use forever, all of Services LP's membership interest in Services Out LLC, being a 99.99% membership interest hereby conveyed (the "Services LP/Sun Delaware
                                                 ------------------------
Interest in Services Out LLC"), and Sun Delaware hereby accepts the Services
----------------------------
LP/Sun Delaware Interest in Services Out LLC.

     TO HAVE AND TO HOLD the Services LP/Sun Delaware Interest in Services Out LLC unto Sun Delaware, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.8 Distribution by Services LP to GP LLC of Membership Interest in
         ---------------------------------------------------------------
Services Out LLC. Services LP hereby grants, distributes, transfers, assigns and
----------------
conveys to GP LLC, its successors and assigns, for its and their own use forever, all of Services LP's membership interest in Services Out LLC, being a ..01% membership interest hereby conveyed (the "Services LP/GP LLC Interest in
                                               ------------------------------
Services Out LLC"), and GP LLC hereby accepts the Services LP/GP LLC Interest in
----------------
Services Out LLC.

     TO HAVE AND TO HOLD the Services LP/GP LLC Interest in Services Out LLC unto GP LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.9 Distribution by GP LLC to Sun Delaware of Membership Interest in
         ----------------------------------------------------------------
Services Out LLC. GP LLC hereby grants, distributes, transfers, assigns and
----------------
conveys to Sun Delaware, its successors and assigns, for its and their own use forever, all of its interest in Services Out LLC, being a .01% membership interest hereby conveyed (the "GP LLC Interest in Services Out LLC"), and Sun
                               -----------------------------------
Delaware hereby accepts the GP LLC Interest in Services Out LLC.

     TO HAVE AND TO HOLD the GP LLC Interest in Services Out LLC unto Sun Delaware, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.10 Merger of Michigan into Michigan Texas. Michigan has merged into
          --------------------------------------
Michigan Texas.

     2.11 Allocation of Assets pursuant to Multiple Survivor Merger of Michigan
          ---------------------------------------------------------------------
Texas and Michigan In LLC. Michigan Texas and Michigan In LLC have merged under
-------------------------
Article 10.01 of the Texas LLC Act, and the assets of Michigan Texas prior to such merger have been allocated to Michigan Texas and Michigan In LLC in accordance with the Texas LLC Act in the following manner:

          (a) All of the assets described on Schedule 2.11(a) (the "Michigan In
                                                                    -----------
LLC Assets") are owned by Michigan In LLC.
----------

          (b) All of the assets owned by Michigan Texas prior to such merger that do not constitute part of the Michigan In LLC Assets (the "Michigan Texas
                                                                --------------
Assets") continue to be owned by Michigan Texas.
------

     2.12 Merger of Mid-Con into Mid-Con Texas. Mid-Con has merged into Mid-Con
          ------------------------------------
Texas.

     2.13 Allocation of Assets pursuant to Multiple Survivor Merger of Mid-Con
          --------------------------------------------------------------------
Texas and Mid-Con In LLC. Mid-Con Texas and Mid-Con In LLC have merged under
------------------------
Article 10.01 of the Texas LLC Act, and the assets of Mid-Con Texas prior to such merger have been allocated to Mid-Con Texas and Mid-Con In LLC in accordance with the Texas LLC Act in the following manner:

          (a) All of the assets described on Schedule 2.13(a) (the "Mid-Con In
                                                                    ----------
LLC Assets") are owned by Mid-Con In LLC.
----------

          (b) All of the assets owned by Mid-Con Texas prior to such merger that do not constitute part of the Mid-Con In LLC Assets (the "Mid-Con Texas Assets")
                                                          --------------------
continue to be owned by Mid-Con Texas.

     2.14 Merger of Atlantic into Atlantic Out LP. Atlantic has merged into
          ---------------------------------------
Atlantic Out LP.

     2.15 Allocation of Assets pursuant to Multiple Survivor Merger of Atlantic
          ---------------------------------------------------------------------
Out LP and Atlantic In LP. Atlantic Out LP and Atlantic In LP have merged under
-------------------------
Article 6132a, Section 2.11 of the Texas Limited Partnership Act, and the assets of Atlantic Out LP prior to such merger have been allocated to Atlantic Out LP and Atlantic In LP in accordance with the Texas Limited Partnership Act in the following manner:

          (a) All of the assets described on Schedule 2.15(a) (the "Atlantic In
                                                                    -----------
LP Assets") are owned by Atlantic In LP.
---------

          (b) All of the assets owned by Atlantic Out LP prior to such merger that do not constitute part of the Atlantic In LP Assets (the "Atlantic Out LP
                                                               ---------------
Assets") continue to be owned by Atlantic Out LP.
------

     2.16 Contribution and Conveyance by Atlantic Refining to Atlantic R&M In LP
          ----------------------------------------------------------------------
of the Atlantic R&M In LP Assets and Issuance of Membership Interest in Atlantic
--------------------------------------------------------------------------------
In LLC to Atlantic Refining.
---------------------------

          (a) Atlantic Refining hereby grants, contributes, transfers, assigns and conveys to Atlantic R&M In LP, its successors and assigns, for its and their own use forever, all right, title and interest of Atlantic Refining in and to all of the assets described on Schedule 2.16 (the "Atlantic R&M In LP Assets"),
                                                   -------------------------
99.99% on behalf of Atlantic Refining and 0.01% on behalf of Atlantic In LLC, and Atlantic R&M In LP hereby accepts the Atlantic R&M In LP Assets, as a contribution to the capital of Atlantic R&M In LP in exchange for a limited partner interest in Atlantic R&M In LP, subject to all matters to be contained in the instruments of conveyance covering the Atlantic R&M In LP Assets to evidence such contribution and conveyance.

     TO HAVE AND TO HOLD the Atlantic R&M In LP Assets unto Atlantic R&M In LP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement and in such instruments of conveyance, forever.

          (b) In consideration for the contribution made on behalf of Atlantic In LLC as set forth in subsection (a) immediately above, Atlantic Refining has received from Atlantic In LLC a membership interest in Atlantic In LLC.

          (c) The percentage ownership interests of Atlantic Refining in Atlantic In LLC will be determined after the Effective Date by the members thereof in accordance with the terms of the limited liability company agreement of Atlantic In LLC.

     2.17 Contribution and Conveyance by R&M to R&M In LP of the R&M In LP
          ----------------------------------------------------------------
Assets. R&M hereby grants, contributes, transfers, assigns and conveys to R&M In
------
LP, its successors and assigns, for its and their own use forever, all right, title and interest of R&M in and to all of the assets described on Schedule 2.17 (the "R&M In LP Assets"), 99.99% on behalf of R&M and 0.01% on behalf of R&M In
      ----------------
LLC, and R&M In LP hereby accepts the R&M In LP Assets, as a contribution to the capital of R&M In LP, subject to all matters to be contained in the instruments of conveyance covering the R&M In LP Assets to evidence such contribution and conveyance.

     TO HAVE AND TO HOLD the R&M In LP Assets unto R&M In LP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement and in such instruments of conveyance, forever.

     2.18 Contribution by Sun Delaware to Sunoco GP of Interests in GP LLC,
          ----------------------------------------------------------------------
Services LP, Michigan In LLC, Explorer Pipeline Company, and Mid-Con In LLC. Sun
---------------------------------------------------------------------------
Delaware hereby grants, contributes, transfers, assigns and conveys to Sunoco GP, its successors and assigns, for its and their own use forever, all of its right, title and interest in and to (a) its 100% membership interest in GP LLC ,
(b) its 99.99% limited partner interest in Services LP, (c) its 100% membership interest in Michigan In LLC, (d) its 9.4% capital stock interest in Explorer Pipeline Company, and (e) its 100% membership interest in Mid-Con In LLC (herein collectively called the "Sun Delaware Aggregate Interests"), and Sunoco GP
                         --------------------------------
hereby accepts the Sun Delaware Aggregate Interests as an additional contribution to the capital of Sunoco GP in exchange for the continuation of its 13% membership interest in Sunoco GP. The 13% membership interest in Sunoco GP is subject to further adjustment after the Effective Date in accordance with the terms and provisions of the limited liability company agreement of Sunoco GP.

     TO HAVE AND TO HOLD the Sun Delaware Aggregate Interests unto Sunoco GP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.19 Contribution by Sun Texas to Sunoco GP of Interests in Pipeline GP LLC
          ----------------------------------------------------------------------
and Sun Pipeline LP. Sun Texas hereby grants, contributes, transfers, assigns
-------------------
and conveys to Sunoco GP, its successors and assigns, for its and their own use forever, all of its right, title and interest in and to (a) its 100% membership interest in Pipe Line GP LLC and (b) its 99.99% limited partner interest in Sun Pipeline LP (herein collectively called the "Sun Texas Aggregate Interests"),
                                             -----------------------------
and Sunoco GP hereby accepts the Sun Texas Aggregate Interests as a contribution to the capital of Sunoco GP in exchange for a 45% membership interest. The 45% membership interest in Sunoco GP is subject to further adjustment after the Effective Date in accordance with the terms and provisions of the limited liability company agreement of Sunoco GP.

     TO HAVE AND TO HOLD the Sun Texas Aggregate Interests unto Sunoco GP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.20 Contribution by R&M to Sunoco GP of Interests in R&M In LLC and R&M In
          ----------------------------------------------------------------------
LP. R&M hereby grants, contributes, transfers, assigns and conveys to Sunoco GP,
--
its successors and assigns, for its and their own use forever, all of its right, title and interest in and to (a) its 100% membership interest in R&M In LLC and
(b) its 99.99% limited partner interest in R&M In LP (herein collectively called the "R&M Aggregate Interests"), and Sunoco GP hereby accepts the R&M Aggregate
     -----------------------
Interests as a contribution to the capital of Sunoco GP in exchange for a 25% membership interest. The 25% membership interest in Sunoco GP is subject to further adjustment after the Effective Date in accordance with the terms and provisions of the limited liability company agreement of Sunoco GP.

     TO HAVE AND TO HOLD the R&M Aggregate Interests unto Sunoco GP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.21 Contribution by Petroleum to Sunoco GP of Interests in Atlantic In LLC
          ----------------------------------------------------------------------
and Atlantic In LP . Petroleum hereby grants, contributes, transfers, assigns
------------------
and conveys to Sunoco GP, its successors and assigns, for its and their own use forever, all of its right, title and interest in and to (a) its 99.99% membership interest in Atlantic In LLC and (b) its 99.99% limited partner interest in Atlantic In LP (herein collectively called the "Petroleum Aggregate
                                                            -------------------
Interests"), and Sunoco GP hereby accepts the Petroleum Aggregate Interests as a
---------
contribution to the capital of Sunoco GP in exchange for a 10% membership interest. The 10% membership interest in Sunoco GP is subject to further adjustment after the Effective Date in accordance with the terms and provisions of the limited liability company agreement of Sunoco GP.

     TO HAVE AND TO HOLD the Petroleum Aggregate Interests unto Sunoco GP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.22 Contribution by Atlantic Refining to Sunoco GP of Interests in
          ----------------------------------------------------------------------
Atlantic In LLC and Atlantic R&M In LP. Atlantic Refining hereby grants,
--------------------------------------
contributes, transfers, assigns and conveys to Sunoco GP, its successors and assigns, for its and their own use forever, all of its right, title and interest in and to (a) its .01% membership interest in Atlantic In LLC and (b) its 99.99% limited partner interest in Atlantic R&M In LP (herein collectively called the "Atlantic Refining Aggregate Interests"), and Sunoco GP hereby accepts the
 -------------------------------------
Atlantic Refining Aggregate Interests as a contribution to the capital of Sunoco GP in exchange for a 7% membership interest. The 7% membership interest in Sunoco GP is subject to further adjustment after the Effective Date in accordance with the terms and provisions of the limited liability company agreement of Sunoco GP.

     TO HAVE AND TO HOLD the Atlantic Refining Aggregate Interests unto Sunoco GP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.23 Contribution by Sunoco GP to the MLP of Limited Liability Company
          -----------------------------------------------------------------
Interests and Limited Partner Interests. Sunoco GP hereby grants, contributes,
---------------------------------------
transfers, assigns and conveys to the MLP, its successors and assigns, for its and their own use forever, all of the Sun Delaware Aggregate Interests, Sun Texas Aggregate Interests, R&M Aggregate Interests, Petroleum Aggregate Interests and Atlantic Refining Aggregate Interests (herein collectively called the "Sunoco GP Aggregate Interests"), and the MLP hereby accepts the Sunoco GP
     -----------------------------
Aggregate Interests as an additional contribution to the capital of the MLP in exchange for (a) a continuation of Sunoco GP's 2% general partner interest and its Incentive Distribution Rights in the MLP, (b) 5,633,639 Common Units in the MLP, (c) 11,383,639 Subordinated Units in the MLP, and (d) the Sunoco GP Special LP Interest.

     TO HAVE AND TO HOLD the Sunoco GP Aggregate Interests unto the MLP its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.24 Public Cash Contribution. The parties to this Agreement acknowledge a
          ------------------------
cash contribution of $116,437,500 from the public to the MLP in connection with the Offering in exchange for 5,750,000 Common Units in the MLP.

     2.25 MLP Receipt of Cash Contribution. The MLP acknowledges receipt of
          --------------------------------
$116,437,500 in cash obtained from the Offering as a capital contribution to the MLP, and the parties to this Agreement acknowledge that the MLP has used all of such capital contribution (a) to pay the Offering Costs that are due and payable or that have been previously paid and (b) to make an additional capital contribution to R&M In LP as described in Section 2.27.

     2.26 Merger of R&M In LLC, Pipe Line GP LLC and Atlantic In LLC into GP
          ------------------------------------------------------------------
LLC. R&M In LLC, Pipe Line GP LLC and Atlantic In LLC have merged into GP LLC.
---

     2.27 MLP Cash Contribution to R&M In LP and Stock Contribution to Sun
          ----------------------------------------------------------------
Pipeline LP.
-----------

          (a) The parties to this Agreement acknowledge the contribution by the MLP to R&M In LP and the receipt by R&M In LP of the Net Equity Proceeds;

          (b) The MLP hereby grants, contributes, transfers, assigns and conveys to Sun Pipeline LP, its successors and assigns, for its and their own use forever, all of its 9.4% capital stock interest in Explorer Pipeline Company ("MLP Interest in Explorer"), and Sun Pipeline LP hereby accepts the MLP
  ------------------------
Interest in Explorer as an additional contribution to Sun Pipeline LP.

The contributions made by the MLP in clause (a) and (b) immediately above have been made by the MLP 99.99% on behalf of the MLP as a limited partner and .01% on behalf of GP LLC as a general partner of R&M In LP and Sun Pipeline LP, respectively.

          TO HAVE AND TO HOLD the MLP Interest in Explorer unto Sun Pipeline LP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.28 Contribution of Interests in the Entities by the MLP to the OLP. The
          ---------------------------------------------------------------
MLP hereby grants, contributes, transfers, assigns and conveys to the OLP, its successors and assigns, for its and their own use forever, all of its right, title and interest in and to the Entities (being all of the following respective interests which are herein collectively called the "MLP Aggregate Interests"):
                                                    -----------------------

          (a) a 99.99% limited partner interest in Sun Pipeline LP;

          (b) a 99.99% limited partner interest in Services LP;

          (c) a 100% membership interest in Michigan In LLC;

          (d) a 100% membership interest in Mid-Con In LLC;

          (e) a 99.99% limited partner interest in Atlantic In LP;

          (f) a 99.99% limited partner interest in Atlantic R&M In LP; and

          (g) a 99.99% limited partner interest in R&M In LP.

     The OLP hereby accepts the MLP Aggregate Interests as an additional contribution to the capital of the OLP (99.99% on behalf of the MLP and .01% on behalf of GP LLC with respect to the membership interests in Michigan In LLC and Mid-Con In LLC) in exchange for the issuance of the MLP Special LP Interest to the MLP.

     TO HAVE AND TO HOLD the MLP Aggregate Interests unto the OLP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.29 Contribution of Interests in Certain Entities by GP LLC to OLP GP LLC.
          ---------------------------------------------------------------------
GP LLC hereby grants, contributes, transfers, assigns and conveys to OLP GP LLC, its successors and assigns, for its and their own use forever, all of its right, title and interest in and to the following Entities (being all of the following respective interests which are herein collectively called the "GP LLC Aggregate
                                                               ----------------
Interests"):
---------

          (a) a .01% general partner interest in R&M In LP;

          (b) a .01% general partner interest in Sun Pipeline LP;

          (c) a .01% general partner interest in Atlantic In LP;

          (d) a .01% general partner interest in Atlantic R&M In LP; and

          (e) a .01% general partner interest in Services LP.

     OLP GP LLC hereby accepts the GP LLC Aggregate Interests as an additional contribution to the capital of OLP GP LLC.

     TO HAVE AND TO HOLD the GP LLC Aggregate Interests unto OLP GP LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.30 Contribution of Interest in OLP GP LLC by GP LLC to the OLP. GP LLC
          -----------------------------------------------------------
hereby grants, contributes, transfers, assigns and conveys to the OLP, its successors and assigns, all of its membership interest in OLP GP LLC ("GP LLC's Interest in OLP GP LLC"), and
                                        --------------------------------
the OLP hereby accepts GP LLC's Interest in OLP GP LLC as an additional contribution to the capital of the OLP.

     TO HAVE AND TO HOLD GP LLC's Interest in OLP GP LLC unto the OLP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.31 Distribution of Net Proceeds of Indebtedness from the OLP to the MLP.
          --------------------------------------------------------------------
The parties to this Agreement acknowledge that the OLP has sold $250 million in aggregate principal amount of its 7.25% Senior Notes due February 15, 2012, on a recourse basis and has distributed to the MLP the Net Debt Proceeds in redemption of the MLP Special LP Interest. The MLP hereby acknowledges receipt of the Net Debt Proceeds from the OLP in redemption of the MLP Special LP Interest.

     2.32 Distribution of Net Proceeds of Indebtedness from the MLP to Sunoco
          ------------------------------------------------------------------
GP. The parties to this Agreement acknowledge that the MLP has distributed the
--
Net Debt Proceeds to Sunoco GP in redemption of the Sunoco GP Special LP Interest. Sunoco GP hereby acknowledges receipt of the Net Debt Proceeds from the MLP in redemption of the Sunoco GP Special LP Interest.

     2.33 Loan from Sunoco GP to R&M. The parties to this Agreement acknowledge
          --------------------------
that Sunoco GP has made a loan to R&M of the Net Debt Proceeds.

     2.34 Redemption of Sun Delaware's Interest in the MLP by the MLP. For and
          -----------------------------------------------------------
in consideration of the payment by the MLP of $980, the MLP hereby redeems all of Sun Delaware's limited partner interest in the MLP.

     2.35 (Intentionally Omitted)Contribution of Stock by Sun Delaware to
          ---------------------------------------------------------------
Sun Texas. Sun Delaware hereby grants, contributes, transfers and conveys to Sun
---------
Texas, its successors and assigns, for its and their use forever, all right, title and interest in and to (a) 7,108 shares of the issued and outstanding common stock of West Texas Gulf Pipe Line Company, being all of Sun Delaware's interest in West Texas Gulf Pipe Line Company, and (b) 777 shares of the issued and outstanding common stock of Inland Corporation, being all of Sun Delaware's interest in Inland Corporation (herein collectively called the "Sun Delaware
                                                                ------------
Stock"), and Sun Texas hereby accepts the Sun Delaware Stock as a contribution
-----
to the capital of Sun Texas.

     TO HAVE AND TO HOLD the Sun Delaware Stock unto Sun Texas, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.37 Contribution of Note Receivable by Petroleum to Delaware. Delaware and
          --------------------------------------------------------
the other parties to this Agreement acknowledge that Petroleum has made an additional contribution to Delaware of its note receivable in the principal amount of $250 million

     2.38 Merger of Services LP, Atlantic In LP, Michigan In LLC, and Mid-Con In
          ----------------------------------------------------------------------
LLC into Sun Pipeline LP. Services LP, Atlantic In LP, Michigan In LLC, and
------------------------
Mid-Con In LLC have merged into Sun Pipeline LP.

     2.39 Merger of Atlantic R&M In LP into R&M In LP. Atlantic R&M In LP has
          -------------------------------------------
merged into R&M In LP.

     2.40 Allocation of Assets pursuant to Multiple Survivor Merger of Sun
          ----------------------------------------------------------------
Pipeline LP and R&M In LP. Sun Pipeline LP and R&M In LP merged under Article
-------------------------
6132a, Section 2.11 of the Texas Limited Partnership Act, and the following allocations have been made in accordance with the Texas Limited Partnership Act:

          (a) The assets of Sun Pipeline LP prior to such merger have been allocated to Sun Pipeline LP and R&M In LP in the following manner:

          (i) All of the assets described on Schedule 2.40(a) (the "R&M In LP
                                                                    ---------
     Additional Assets") are owned by R&M In LP.
     ----------------

          (ii) All of the assets owned by Sun Pipeline LP prior to such merger that do not constitute part of the R&M In LP Additional Assets (the "Sun
                                                                     ----
Pipeline LP Additional Assets") continue to be owned by Sun Pipeline LP.
-----------------------------

          (b) The assets of R&M In LP prior to such merger have been allocated to R&M In LP and Sun Pipeline LP in the following manner:

          (i) All of the assets described on Schedule 2.40(b) (the "Sun Pipeline
                                                                    ------------
     LP Conrail Easement and Intellectual Property Assets") are owned by Sun
     ----------------------------------------------------
    Pipeline

LP.

          (ii) All of the assets owned by R&M In LP prior to such merger that do not constitute part of the Sun Pipeline LP Conrail Easement and Intellectual Property Assets (the "R&M In LP Non-Conrail Easement and
                                        ----------------------------------
     Non-Intellectual Property Assets") continue to be owned by Sun Pipeline LP.
     --------------------------------

     2.41 Change of Name of Sun Texas. Sun Texas will change its name to Sun
           --------------------------
Pipe Line Company after the Effective Date.

     2.42 Contribution of Additional Assets. Reference is herein made to the
          ---------------------------------
Sunoco Logistics Partners L.P. Pro Forma Balance Sheet (Unaudited) and the Accompanying Notes dated September 30, 2001, contained in the Registration Statement (the "Pro Forma Balance Sheet"). In addition to the Assets contributed
                -----------------------
by the applicable parties to this Agreement (the "Contributing Parties") to the
                                                  ---------------------
MLP and its subsidiaries (by operation of law or otherwise) as reflected in this Agreement, the Contributing Parties shall also contribute as of the Effective Time an amount of (i) working capital (current assets and current liabilities),
(ii) deferred charges and other assets and (iii) other deferred credits and liabilities associated with the business of the MLP consistent with the Pro Forma Balance Sheet. As soon as practical after the Effective Date, Sunoco shall determine, or cause to be determined, the actual amount of such contributed working capital, deferred charges and other assets referred to in this Section 2.42, provided that the determination shall be made in a manner consistent with the Pro Forma Balance Sheet.

     2.43 Specific Conveyances. To further evidence the contributions of the
          --------------------
Assets reflected in this Agreement, each party making such contribution may have executed and delivered to the party receiving such contribution certain conveyance, assignment and bill of sale instruments (the "Specific
                                                          --------
Conveyances"). The Specific Conveyances shall evidence and perfect such sale and
-----------
contribution made by this Agreement and shall not constitute a second conveyance of any assets or interests therein and shall be subject to the terms of this Agreement.

                                  ARTICLE III
                        Assumption of Certain Liabilities

     3.1 Assumption of Sun Pipeline LP Liabilities and Sun Texas Liabilities. In
         -------------------------------------------------------------------
connection with the merger of Sun Texas and Sun Pipeline LP and the allocation of assets as set forth in Section 2.2 above, the following shall be applicable:

          (a) Sun Pipeline LP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Sun Pipeline LP Liabilities, to the full extent that Sun Texas has been heretofore or would have been in the future obligated to pay, perform and discharge the Sun Pipeline LP Liabilities were it not for such merger and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Sun Pipeline LP Liabilities shall not (i) increase the obligation of Sun Pipeline LP with respect to the Sun Pipeline LP Liabilities beyond that of Sun Texas, (ii) waive any valid defense that was available to Sun Texas with respect to the Sun Pipeline LP Liabilities, or (iii) enlarge any rights or remedies of any third party under any of the Sun Pipeline LP Liabilities.

          (b) Sun Texas hereby assumes and agrees to duly and timely pay, perform and discharge all of the Sun Texas Liabilities, to the full extent that Sun Texas has been heretofore or would have been in the future obligated to pay, perform and discharge the Sun Texas Liabilities were it not for such merger and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Sun Texas Liabilities shall not (i) increase the obligation of Sun Texas with respect to the Sun Texas Liabilities beyond that of Sun Texas before such merger, (ii) waive any valid defense that was available to Sun Texas before such merger with respect to the Sun Texas Liabilities, or (iii) enlarge any rights or remedies of any third party under any of the Sun Texas Liabilities.

     3.2 Assumption of Services Out LLC Liabilities by Services Out LLC. In
         --------------------------------------------------------------
connection with the contribution by Services LP of the Services Out LLC Assets to Services Out LLC, as set forth in Section 2.6 above, Services Out LLC hereby assumes and agrees to duly and timely pay, perform and discharge all of the Services Out LLC Liabilities, to the full extent that Services LP has been heretofore or would have been in the future obligated to pay, perform and discharge the Services Out LLC Liabilities were it not for such contribution and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Services Out LLC Liabilities shall not (i) increase the obligation of Services Out LLC with respect to the Services Out LLC Liabilities beyond that of Services LP,

(ii) waive any valid defense that was available to Services LP with respect to the Services Out LLC Liabilities or (iii) enlarge any rights or remedies of any third party under any of the Services Out LLC Liabilities.

     3.3 Assumption of Services LP/Sun Delaware Interest in Services Out LLC
         -------------------------------------------------------------------
Liabilities by Sun Delaware. In connection with the distribution by Services LP
---------------------------
of the Services LP/Sun Delaware Interest in Services Out LLC to Sun Delaware, as set forth in Section 2.7 above, Sun Delaware, according to such membership percentage interest in Services Out LLC, hereby assumes and agrees to duly and timely pay, perform and discharge all of the Services LP/Sun Delaware Interest in Services Out LLC Liabilities, to the full extent that Services LP has been heretofore or would have been in the future obligated to pay, perform and discharge such obligations and liabilities, were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Services LP/Sun Delaware Interest in Services Out LLC Liabilities shall not (i) increase the obligation of Sun Delaware with respect to the Services LP/Sun Delaware Interest in Services Out LLC Liabilities beyond that of Services LP, (ii) waive any valid defense that was available to Services LP with respect to the Services LP/Sun Delaware Interest In Services Out LLC Liabilities or (iii) enlarge any rights or remedies of any third party under any of the Services LP/Sun Delaware Interest In Services Out LLC Liabilities.

     3.4 Assumption of Services LP/GP LLC Interest in Services Out LLC
         -------------------------------------------------------------
Liabilities by GP LLC. In connection with the distribution by Services LP of the
---------------------
Services LP/GP LLC Interest in Services Out LLC to GP LLC, as set forth in
Section 2.8 above, GP LLC, according to such membership percentage interest in Services Out LLC, hereby assumes and agrees to duly and timely pay, perform and discharge all of the Services LP/GP LLC Interest in Services Out LLC Liabilities, to the full extent that Services LP has been heretofore or would have been in the future obligated to pay, perform and discharge such obligations and liabilities, were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Services LP/GP LLC Interest in Services Out LLC Liabilities shall not (i) increase the obligation of GP LLC with respect to the Services LP/GP LLC Interest in Services Out LLC Liabilities beyond that of Services LP, (ii) waive any valid defense that was available to Services LP with respect to the Services LP/GP LLC Interest in Services Out LLC Liabilities or
(iii) enlarge any rights or remedies of any third party under any of the Services LP/GP LLC Interest in Services Out LLC Liabilities.

     3.5 Assumption of GP LLC Interest in Services Out LLC Liabilities by Sun
         --------------------------------------------------------------------
Delaware. In connection with the distribution by GP LLC of the GP LLC Interest
--------
in Services Out LLC to Sun Delaware, as set forth in Section 2.9 above, Sun Delaware, according to such membership percentage interest in Services Out LLC hereby assumes and agrees to duly and timely pay, perform and discharge all of the GP LLC Interest in Services Out LLC Liabilities, to the full extent that GP LLC has been heretofore or would have been in the future obligated to pay, perform and discharge such obligations and liabilities, were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the GP LLC Interest in Services Out LLC Liabilities shall not (i) increase the obligation of Sun Delaware with respect to the GP LLC Interest in Services Out LLC Liabilities beyond that of GP LLC to the extent of such interest contributed by GP LLC, (ii) waive any valid defense that was available to GP LLC with respect to the GP LLC Interest in

Services Out LLC Liabilities or (iii) enlarge any rights or remedies of any third party under any of the GP LLC Interest in Services Out LLC Liabilities.

     3.6 Assumption of Michigan In LLC Liabilities and Michigan Texas
         ------------------------------------------------------------
Liabilities. In connection with the merger of Michigan Texas and Michigan In LLC
-----------
and the allocation of assets as set forth in Section 2.11 above, the following shall be applicable:

          (a) Michigan In LLC hereby assumes and agrees to duly and timely pay, perform and discharge all of the Michigan In LLC Liabilities, to the full extent that Michigan Texas has been heretofore or would have been in the future obligated to pay, perform and discharge the Michigan In LLC Liabilities were it not for such merger and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Michigan In LLC Liabilities shall not (i) increase the obligation of Michigan In LLC with respect to the Michigan In LLC Liabilities beyond that of Michigan Texas, (ii) waive any valid defense that was available to Michigan Texas with respect to the Michigan In LLC Liabilities or (iii) enlarge any rights or remedies of any third party under any of the Michigan In LLC Liabilities.

          (b) Michigan Texas hereby assumes and agrees to duly and timely pay, perform and discharge all of the Michigan Texas Liabilities, to the full extent that Michigan Texas has been heretofore or would have been in the future obligated to pay, perform and discharge the Michigan Texas Liabilities were it not for such merger and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Michigan Texas Liabilities shall not (i) increase the obligation of Michigan Texas with respect to the Michigan Texas Liabilities beyond that of Michigan Texas before such merger, (ii) waive any valid defense that was available to Michigan Texas with respect to the Michigan Texas Liabilities before such merger or (iii) enlarge any rights or remedies of any third party under any of the Michigan Texas Liabilities.

     3.7 Assumption of Mid-Con In Liabilities and Mid-Con Texas Liabilities. In
         ------------------------------------------------------------------
connection with the merger of Mid-Con Texas and Mid-Con In LLC and the allocation of assets as set forth in Section 2.13 above, the following shall be applicable:

          (a) Mid-Con In LLC hereby assumes and agrees to duly and timely pay, perform and discharge all of the Mid-Con In LLC Liabilities, to the full extent that Mid-Con Texas has been heretofore or would have been in the future obligated to pay, perform and discharge the Mid-Con In LLC Liabilities were it not for such merger and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Mid-Con In LLC Liabilities shall not (i) increase the obligation of Mid-Con In LLC with respect to the Mid-Con In LLC Liabilities beyond that of Mid-Con Texas, (ii) waive any valid defense that was available to Mid-Con Texas with respect to the Mid-Con In LLC Liabilities or (iii) enlarge any rights or remedies of any third party under any of the Mid-Con In LLC Liabilities.

          (b) Mid-Con Texas hereby assumes and agrees to duly and timely pay, perform and discharge all of the Mid-Con Texas Liabilities, to the full extent that Mid-Con Texas has been heretofore or would have been in the future obligated to pay, perform and discharge the Mid-Con Texas Liabilities were it not for such merger and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Mid-Con Texas Liabilities shall not (i) increase the obligation of Mid-Con Texas with respect to the Mid-Con Texas Liabilities beyond that of Mid-Con Texas before such merger, (ii) waive any valid defense that was available to Mid-Con Texas with respect to the Mid-Con Texas Liabilities before such merger or (iii) enlarge any rights or remedies of any third party under any of the Mid-Con Texas Liabilities.

     3.8 Assumption of Atlantic In LP Liabilities and Atlantic Out LP
         ------------------------------------------------------------
Liabilities. In connection with the merger of Atlantic Out LP and Atlantic In LP
-----------
and the allocation of assets as set forth in Section 2.15 above, the following shall be applicable:

          (a) Atlantic In LP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Atlantic In LP Liabilities, to the full extent that Atlantic Out LP has been heretofore or would have been in the future obligated to pay, perform and discharge the Atlantic In LP Liabilities were it not for such merger and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Atlantic In LP Liabilities shall not (i) increase the obligation of Atlantic In LP with respect to the Atlantic In LP Liabilities beyond that of Atlantic Out LP, (ii) waive any valid defense that was available to Atlantic Out LP with respect to the Atlantic In LP Liabilities or (iii) enlarge any rights or remedies of any third party under any of the Atlantic In LP Liabilities.

          (b) Atlantic Out LP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Atlantic Out LP Liabilities, to the full extent that Atlantic Out LP has been heretofore or would have been in the future obligated to pay, perform and discharge the Atlantic Out LP Liabilities were it not for such merger and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Atlantic Out LP Liabilities shall not (i) increase the obligation of Atlantic Out LP with respect to the Atlantic Out LP Liabilities beyond that of Atlantic Out LP before such merger, (ii) waive any valid defense that was available to Atlantic Out LP with respect to the Atlantic Out LP Liabilities before such merger or (iii) enlarge any rights or remedies of any third party under any of the Atlantic Out LP Liabilities.

     3.9 Assumption of Atlantic R&M In LP Liabilities by Atlantic R&M In LP. In
         ------------------------------------------------------------------
connection with the contribution by Atlantic Refining of the Atlantic R&M In LP Assets to Atlantic R&M In LP, as set forth in Section 2.16 above, Atlantic R&M In LP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Atlantic R&M In LP Liabilities, to the full extent that Atlantic Refining has been heretofore or would have been in the future obligated to pay, perform and discharge the Atlantic R&M In LP Liabilities were it not for such contribution and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Atlantic R&M In LP Liabilities shall not (i) increase the obligation of Atlantic R&M In LP with respect to the Atlantic R&M In LP Liabilities beyond that of Atlantic Refining, (ii) waive any valid defense that was available to Atlantic Refining with respect to the Atlantic R&M In LP Liabilities or (iii) enlarge any rights or remedies of any third party under any of the Atlantic R&M In LP Liabilities.

     3.10 Assumption of R&M In LP Liabilities by R&M In LP. In connection with
          ------------------------------------------------
the contribution by R&M of the R&M In LP Assets to R&M In LP, as set forth in
Section 2.17 above, R&M In LP hereby assumes and agrees to duly and timely pay, perform and discharge all of the R&M In LP Liabilities, to the full extent that R&M has been heretofore or would have been in the future obligated to pay, perform and discharge the R&M In LP Liabilities were it not for such contribution and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the R&M In LP Liabilities shall not (i) increase the obligation of R&M In LP with respect to the R&M In LP Liabilities beyond that of R&M, (ii) waive any valid defense that was available to R&M with respect to the R&M In LP Liabilities or (iii) enlarge any rights or remedies of any third party under any of the R&M In LP Liabilities.

     3.11 Assumption of Sun Delaware Liabilities by Sunoco GP. In connection
          ---------------------------------------------------
with the contributions by Sun Delaware of the Sun Delaware Aggregate Interests to Sunoco GP, as set forth in Section 2.18 above, Sunoco GP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Sun Delaware Liabilities, to the full extent that Sun Delaware has been heretofore or would have been in the future obligated to pay, perform and discharge the Sun Delaware Liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Sun Delaware Liabilities shall not (i) increase the obligation of Sunoco GP with respect to the Sun Delaware Liabilities beyond that of Sun Delaware, (ii) waive any valid defense that was available to Sun Delaware with respect to the Sun Delaware Liabilities or (iii) enlarge any rights or remedies of any third party under any of the Sun Delaware Liabilities.

     3.12 Assumption of Sun Texas Aggregate Liabilities by Sunoco GP. In
          ----------------------------------------------------------
connection with the contributions by Sun Texas of the Sun Texas Aggregate Interests to Sunoco GP, as set forth in Section 2.19 above, Sunoco GP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Sun Texas Aggregate Liabilities, to the full extent that Sun Texas has been heretofore or would have been in the future obligated to pay, perform and discharge the Sun Texas Aggregate Liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Sun Texas Aggregate Liabilities shall not (i) increase the obligation of Sunoco GP with respect to the Sun Texas Aggregate Liabilities beyond that of Sun Texas, (ii) waive any valid defense that was available to Sun Texas with respect to the Sun Texas Aggregate Liabilities or (iii) enlarge any rights or remedies of any third party under any of the Sun Texas Aggregate Liabilities.

     3.13 Assumption of R&M Aggregate Interests Liabilities by Sunoco GP. In
          --------------------------------------------------------------
connection with the contributions by R&M of the R&M Aggregate Interests to Sunoco GP, as set forth in Section 2.20 above, Sunoco GP hereby assumes and agrees to duly and timely pay, perform and discharge all of the R&M Aggregate Interests Liabilities, to the full extent that R&M has been heretofore or would have been in the future obligated to pay, perform and discharge the R&M Aggregate Interests Liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the R&M Aggregate Interests Liabilities shall not (i) increase the obligation of Sunoco GP with respect to the R&M Aggregate Interests Liabilities beyond that of R&M, (ii) waive any valid defense that was available to R&M with respect to the R&M

Aggregate Interests Liabilities or (iii) enlarge any rights or remedies of any third party under any of the R&M Aggregate Interests Liabilities.

     3.14 Assumption of Petroleum Aggregate Interests Liabilities by Sunoco GP.
          --------------------------------------------------------------------
In connection with the contributions by Petroleum of the Petroleum Aggregate Interests to Sunoco GP, as set forth in Section 2.21 above, Sunoco GP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Petroleum Aggregate Interests Liabilities, to the full extent that Petroleum has been heretofore or would have been in the future obligated to pay, perform and discharge the Petroleum Aggregate Interests Liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Petroleum Aggregate Interests Liabilities shall not (i) increase the obligation of Sunoco GP with respect to the Petroleum Aggregate Interests Liabilities beyond that of Petroleum, (ii) waive any valid defense that was available to Petroleum with respect to the Petroleum Aggregate Interests Liabilities or (iii) enlarge any rights or remedies of any third party under any of the Petroleum Aggregate Interests Liabilities.

     3.15 Assumption of Atlantic Refining Aggregate Liabilities by Sunoco GP. In
          ------------------------------------------------------------------
connection with the contributions by Atlantic Refining of the Atlantic Refining Aggregate Interests to Sunoco GP, as set forth in Section 2.22 above, Sunoco GP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Atlantic Refining Aggregate Liabilities, to the full extent that Atlantic Refining has been heretofore or would have been in the future obligated to pay, perform and discharge the Atlantic Refining Aggregate Liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Atlantic Refining Aggregate Liabilities shall not (i) increase the obligation of Sunoco GP with respect to the Atlantic Refining Aggregate Liabilities beyond that of Atlantic Refining, (ii) waive any valid defense that was available to Atlantic Refining with respect to the Atlantic Refining Aggregate Liabilities or
(iii) enlarge any rights or remedies of any third party under any of the Atlantic Refining Aggregate Liabilities.

     3.16 Assumption of Sunoco GP Aggregate Liabilities by the MLP. In
          --------------------------------------------------------
connection with the contributions by Sunoco GP to the MLP of the Sunoco GP Aggregate Interests as set forth in Section 2.23 above, the MLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Sunoco GP Aggregate Liabilities, to the full extent that Sunoco GP has been heretofore or would have been in the future obligated to pay, perform and discharge such obligations and liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Sunoco GP Aggregate Liabilities shall not
(i) increase the obligation of the MLP with respect to the Sunoco GP Aggregate Liabilities beyond that of Sunoco GP, (ii) waive any valid defense that was available to Sunoco GP with respect to the Sunoco GP Aggregate Liabilities or
(iii) enlarge any rights or remedies of any third party under any of the Sunoco GP Aggregate Liabilities.

     3.17 Assumption of MLP Interest in Explorer Liabilities by Sun Pipeline LP.
          ---------------------------------------------------------------------
In connection with the contribution by the MLP to Sun Pipeline LP of the MLP Interest in Explorer as set forth in Section 2.27 above, Sun Pipeline LP hereby assumes and agrees to duly and timely pay, perform and discharge all of the MLP Interest in Explorer Liabilities, to the full extent that the MLP has been heretofore or would have been in the future obligated to pay, perform and discharge the MLP Interest in Explorer Liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the MLP Interest in Explorer Liabilities and to be bound by all such agreements shall not (i) increase the obligation of Sun Pipeline LP with respect to the MLP Interest in Explorer Liabilities beyond that of the MLP, (ii) waive any valid defense that was available to the MLP with respect to the MLP Interest in Explorer Liabilities or (iii) enlarge any rights or remedies of any third party under any of the MLP Interest in Explorer Liabilities.

     3.18 Assumption of MLP Aggregate Liabilities by the OLP. In connection with
          --------------------------------------------------
the contribution by the MLP to the OLP of the MLP Aggregate Interests as set forth in Section 2.28 above, the OLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the MLP Aggregate Liabilities, to the full extent that the MLP has been heretofore or would have been in the future obligated to pay, perform and discharge the MLP Aggregate Liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the MLP Aggregate Liabilities and to be bound by all such agreements shall not (i) increase the obligation of the OLP with respect to the MLP Aggregate Liabilities beyond that of the MLP, (ii) waive any valid defense that was available to the MLP with respect to the MLP Aggregate Liabilities or (iii) enlarge any rights or remedies of any third party under any of the MLP Aggregate Liabilities.

     3.19 Assumption of GP LLC Aggregate Liabilities by OLP GP LLC. In
          --------------------------------------------------------
connection with the contribution by GP LLC to OLP GP LLC of the GP LLC Aggregate Interests as set forth in Section 2.29 above, OLP GP LLC hereby assumes and agrees to duly and timely pay, perform and discharge all of the GP LLC Aggregate Liabilities, to the full extent that GP LLC has been heretofore or would have been in the future obligated to pay, perform and discharge the GP LLC Aggregate Liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the GP LLC Aggregate Liabilities and to be bound by all such agreements shall not (i) increase the obligation of OLP GP LLC with respect to the GP LLC Aggregate Liabilities beyond that of GP LLC, (ii) waive any valid defense that was available to GP LLC with respect to the GP LLC Aggregate Liabilities or (iii) enlarge any rights or remedies of any third party under any of the GP LLC Aggregate Liabilities.

     3.20 Assumption of GP LLC's Interest in OLP GP LLC Liabilities by the OLP.
          --------------------------------------------------------------------
In connection with the contribution by GP LLC to the OLP of GP LLC's Interest in OLP GP LLC as set forth in Section 2.30 above, the OLP hereby assumes and agrees to duly and timely pay, perform and discharge all of GP LLC's Interest in OLP GP LLC Liabilities, to the full extent that GP LLC has been heretofore or would have been in the future obligated to pay, perform and discharge GP LLC's Interest in OLP GP LLC Liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge GP LLC's Interest in OLP GP LLC Liabilities shall not (i) increase the obligation of the OLP with respect to GP LLC's Interests in OLP GP LLC Liabilities beyond that of GP LLC, (ii) waive any valid defense that was available to GP LLC with respect to GP LLC's Interest in OLP GP LLC Liabilities or (iii) enlarge any rights or remedies of any third party under any of GP LLC's Interest in OLP GP LLC Liabilities.

     3.21 Assumption of Sun Delaware Stock Liabilities by Sun Texas. In
          ---------------------------------------------------------
connection with the conveyance by Sun Delaware to Sun Texas of the Sun Delaware Stock as set forth in Section 2.36 above, Sun Texas hereby assumes and agrees to duly and timely pay, perform and discharge all of the Sun Delaware Stock Liabilities, to the full extent that Sun Delaware has been heretofore or would have been in the future obligated to pay, perform and discharge the Sun Delaware Stock Liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Sun Delaware Stock Liabilities shall not (i) increase the obligation of Sun Texas with respect to the Sun Delaware Stock Liabilities beyond that of Sun Delaware, (ii) waive any valid defense that was available to Sun Delaware with respect to the Sun Delaware Stock Liabilities or (iii) enlarge any rights or remedies of any third party under any of the Sun Delaware Stock Liabilities.

     3.22 Assumption of R&M In LP Additional Liabilities and Sun Pipeline LP
          ------------------------------------------------------------------
Additional Liabilities. In connection with the merger of Sun Pipeline LP and R&M
----------------------
In LP and the allocation of assets as set forth in Section 2.40 above, the following shall be applicable:

          (a) R&M In LP hereby assumes and agrees to duly and timely pay, perform and discharge all of the R&M In LP Additional Liabilities, to the full extent that Sun Pipeline LP has been heretofore or would have been in the future obligated to pay, perform and discharge the R&M In LP Additional Liabilities were it not for such merger and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the R&M In LP Additional Liabilities shall not (i) increase the obligation of R&M In LP with respect to the R&M In LP Additional Liabilities beyond that of Sun Pipeline LP, (ii) waive any valid defense that was available to Sun Pipeline LP with respect to the R&M In LP Additional Liabilities or (iii) enlarge any rights or remedies of any third party under any of the R&M In LP Additional Liabilities.

          (b) Sun Pipeline LP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Sun Pipeline LP Additional Liabilities, to the full extent that Sun Pipeline LP has been heretofore or would have been in the future obligated to pay, perform and discharge the Sun Pipeline LP Additional Liabilities were it not for such merger and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Sun Pipeline LP Additional Liabilities shall not (i) increase the obligation of Sun Pipeline LP with respect to the Sun Pipeline LP Additional Liabilities beyond that of Sun Pipeline LP before such merger, (ii) waive any valid defense that was available to Sun Pipeline LP with respect to the Sun Pipeline LP Additional Liabilities or (iii) enlarge any rights or remedies of any third party under any of the Sun Pipeline LP Additional Liabilities.

     3.23 Assumption of R&M In LP Non-Conrail Easement and Non-Intellectual
          -----------------------------------------------------------------
Property Liabilities and Sun Pipeline LP Conrail Easement and Intellectual
--------------------------------------------------------------------------
Property Liabilities. In connection with the merger of Sun Pipeline LP and R&M
--------------------
In LP and the allocation of assets as set forth in Section 2.40 above, the following shall be applicable:

          (a) Sun Pipeline LP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Sun Pipeline LP Conrail Easement and Intellectual Property

Liabilities, to the full extent that R&M In LP has been heretofore or would have been in the future obligated to pay, perform and discharge the Sun Pipeline LP Conrail Easement and Intellectual Property Liabilities were it not for such merger and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Sun Pipeline LP Conrail Easement and Intellectual Property Liabilities shall not
(i) increase the obligation of Sun Pipeline LP with respect to the Sun Pipeline LP Conrail Easement and Intellectual Property Liabilities beyond that of R&M In LP, (ii) waive any valid defense that was available to R&M In LP with respect to the Sun Pipeline LP Conrail Easement and Intellectual Property Liabilities or
(iii) enlarge any rights or remedies of any third party under any of the Sun Pipeline LP Conrail Easement and Intellectual Property Liabilities.

          (b) R&M In LP hereby assumes and agrees to duly and timely pay, perform and discharge all of the R&M In LP Non-Conrail Easement and Non-Intellectual Property Liabilities, to the full extent that R&M In LP has been heretofore or would have been in the future obligated to pay, perform and discharge the R&M In LP Non-Conrail Easement and Non-Intellectual Property Liabilities were it not for such merger and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the R&M In LP Non-Conrail Easement and Non-Intellectual Property Liabilities shall not (i) increase the obligation of R&M In LP with respect to the R&M In LP Non-Conrail Easement and Non-Intellectual Property Liabilities beyond that of R&M In LP before such merger, (ii) waive any valid defense that was available to R&M In LP with respect to the R&M In LP Non-Conrail Easement and Non-Intellectual Property Liabilities or (iii) enlarge any rights or remedies of any third party under any of the R&M In LP Non-Conrail Easement and Non-Intellectual Property Liabilities.

     3.24 General Provisions Relating to Assumption of Liabilities.
          --------------------------------------------------------
Notwithstanding anything to the contrary contained in this Agreement including, without limitation, the terms and provisions of this Article III, none of the parties to this Agreement shall be deemed to have assumed, and none of the Assets have been or are being contributed subject to, (i) any liens or security interests securing consensual indebtedness covering any of the Assets, except to the extent set forth on a schedule to this Agreement, and all such liens and security interests shall be deemed to be excluded from the assumptions of liabilities made under this Article III or (ii) any of the liabilities covered by the indemnities set forth in the Omnibus Agreement to the extent such liabilities are covered by such indemnities, and all such liabilities shall be deemed to be excluded from the assumptions of liabilities made under this
Article III to the extent that such liabilities are covered by such indemnities.

                                   ARTICLE IV
                                 Indemnification

     4.1  Indemnification Relating to Excessive Tariff Rate.
          -------------------------------------------------

          (a) Sunoco GP shall indemnify, defend and hold harmless the MLP, its partners, its Affiliates and their respective members, directors, officers, employees and their respective successors and assigns from and against any and all claims, demands, costs, liabilities and expenses (including court costs and reasonable attorneys' fees), arising from or relating to a decision by the FERC that any tariff rate published by the MLP or any of its Affiliates

(including, without limitation, Pipeline LP) is not just and reasonable, provided that the tariff rate found to be just and reasonable by the FERC is less than (except for increases permitted under the FERC's indexed rate methodology) the applicable tariff rate published by Sunoco or its applicable Affiliates in effect at the Effective Time and which relates to the same movement of crude oil or refined products. Notwithstanding the foregoing, the total amounts required to be paid by Sunoco GP under this Section 4.1 shall not exceed the difference between (i) the amount that the MLP and any of its Affiliates may lawfully collect from Sunoco or any of its Affiliates pursuant to any such decision of the FERC and (ii) the amount that, absent such a decision, would have been collected from Sunoco or any of its Affiliates at the applicable tariff rate published by Sunoco or its applicable Affiliates in effect at the Effective Time (except for increases permitted under the FERC's indexed rate methodology). In the event that Sunoco GP is required to make any payments under this Section 4.1, such payment shall be made to the MLP or the applicable Affiliate promptly after Sunoco GP has been notified by the MLP of such determination by FERC.

          (b) The obligation of Sunoco GP to make the payments required to be made under the terms of Section 4.1(a) is guaranteed by Sunoco in the Omnibus Agreement.

                                    ARTICLE V
                                  Title Matters

     5.1  Encumbrances.
          ------------

          (a) Except to the extent provided in Section 3.24 or any other document executed in connection with this Agreement or the Offering including, without limitation, the Omnibus Agreement, the contribution and conveyance (by operation of law or otherwise) of the various physical assets as reflected in this Agreement (collectively, the "Assets") are made expressly subject to all recorded encumbrances, agreements, defects, restrictions, and adverse claims covering the respective Assets (other than liens not shown on any of the schedules to this Agreement) and all laws, rules, regulations, ordinances, judgments and orders of governmental authorities or tribunals having or asserting jurisdiction over the Assets and operations conducted thereon or therewith, in each case to the extent the same are valid and enforceable and affect the Assets, including, without limitation, (a) all matters that a current on the ground survey, title insurance commitment or policy, or visual inspection of the Assets would reflect, (b) the applicable liabilities assumed in Article III, and (c) all matters contained in the Specific Conveyances.

          (b) To the extent that certain jurisdictions in which the Assets are located may require that documents be recorded in order to evidence the transfers of title reflected in this Agreement, then the provisions set forth in
Section 5.1(a) immediately above shall also be applicable to the conveyances under such documents.

     5.2  Disclaimer of Warranties; Subrogation; Waiver of Bulk Sales Laws.
          ----------------------------------------------------------------

          (a) EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING, WITHOUT LIMITATION THE OMNIBUS

AGREEMENT, THE PARTIES TO THIS AGREEMENT ACKNOWLEDGE AND AGREE THAT NONE OF THE PARTIES TO THIS AGREEMENT HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE ASSETS INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE ASSETS, (B) THE INCOME TO BE DERIVED FROM THE ASSETS, (C) THE SUITABILITY OF THE ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (D) THE COMPLIANCE OF OR BY THE ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING WITHOUT LIMITATION ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE ASSETS. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT, THE PARTIES TO THIS AGREEMENT ACKNOWLEDGE AND AGREE THAT EACH HAS HAD THE OPPORTUNITY TO INSPECT THE RESPECTIVE ASSETS, AND EACH IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE RESPECTIVE ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OF THE PARTIES TO THIS AGREEMENT. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT, NONE OF THE PARTIES TO THIS AGREEMENT IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT, EACH OF THE PARTIES TO THIS AGREEMENT ACKNOWLEDGE THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE ASSETS AS PROVIDED FOR HEREIN IS MADE IN AN "AS IS", "WHERE IS" CONDITION WITH ALL FAULTS, AND THE ASSETS ARE CONTRIBUTED AND CONVEYED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THIS SECTION SHALL SURVIVE SUCH CONTRIBUTION AND CONVEYANCE OR THE TERMINATION OF THIS AGREEMENT. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY THE PARTIES TO THIS AGREEMENT AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE, EXCEPT AS SET FORTH IN THIS AGREEMENT OR ANY OTHER

DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING, INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT.

          (b) To the extent that certain jurisdictions in which the Assets are located may require that documents be recorded in order to evidence the transfers of title reflected in this Agreement, then the disclaimers set forth in Section 5.2(a) immediately above shall also be applicable to the conveyances under such documents.

          (c) The contributions of the Assets made under this Agreement are made with full rights of substitution and subrogation of the respective parties receiving such contributions, and all persons claiming by, through and under such parties, to the extent assignable, in and to all covenants and warranties by the predecessors-in-title of the parties contributing the Assets, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the Assets.

          (d) Each of the parties to this Agreement agrees that the disclaimers contained in this Section 5.2 are "conspicuous" disclaimers. Any covenants implied by statute or law by the use of the words "grant," "convey," "bargain," "sell," "assign," "transfer," "deliver," or "set over" or any of them or any other words used in this Agreement or any exhibits hereto are hereby expressly disclaimed, waived or negated.

          Each of the parties to this Agreement hereby waives compliance with any applicable bulk sales law or any similar law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement.

     5.3 Reservation of Right of Use and Access. (a) Various real property
         --------------------------------------
assets have been conveyed by operation of law or otherwise as reflected in this Agreement (collectively, the "Real Property"). In connection therewith (i)
                              -------------
certain fixtures, equipment and other personal property which are listed on the applicable schedules to this Agreement, and (ii) any other fixtures, equipment and other personal property located on the Real Property which are necessary for the operation of the property listed in clause (i) of this sentence (the property described in clauses (i) and (ii) of this sentence being called the "Conveyed Assets") have been conveyed and transferred by operation of law or
----------------
otherwise to the applicable entity, as set forth in this Agreement. Each of the parties owning any portion of the Real Property immediately prior to the applicable transfer (by operation of law or otherwise) under this Agreement intended to and has pursuant to this Agreement reserved unto itself and its successors and assigns, respectively, any fixtures, equipment, and other personal property owned by such parties immediately prior to the Effective Time and located on the Real Property, except for the Conveyed Assets (the "Reserved
                                                                       --------
Assets").
------

          (b) All parties to this Agreement acknowledge and agree that the applicable owners of the Reserved Assets will require reasonable access to the Reserved Assets in connection with the operation, maintenance, repair, removal and replacement of the Reserved Assets, and in order to facilitate such access, each of the applicable owners of the Reserved Assets intended to reserve and has, by the execution of this Agreement, reserved unto itself, for itself and its respective successors and assigns, the right to reasonable access to the Reserved

Assets over, across and under the Real Property for the operation, maintenance, repair, removal and replacement of the Reserved Assets provided that such access does not unreasonably interfere with the use of the Conveyed Assets by the applicable owner thereof.

          (c) The parties to this Agreement further acknowledge and agree that in order to give proper notice to third parties or to comply with applicable law, it may be necessary to record certain documents in order to evidence the rights of the applicable owners of the Reserved Assets, and the parties to this Agreement agree to execute and cause to be recorded all such documents as may be required.

                                   ARTICLE VI
                               Further Assurances

     6.1 Further Assurances. From time to time after the date hereof, and
         ------------------
without any further consideration, the parties to this Agreement agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (i) more fully to assure that the applicable parties to this Agreement own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted (ii) more fully and effectively to vest in the applicable parties to this Agreement and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.

     6.2 Other Assurances. From time to time after the date hereof, and without
         ----------------
any further consideration, each of the parties to this Agreement shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement. Without limiting the generality of the foregoing, the parties to this Agreement acknowledge that the parties have used their good faith efforts to attempt to identify all of the assets being contributed to the MLP or its subsidiaries as required in connection with the Offering. However, due to the age of some of those assets and the difficulties in locating appropriate data with respect to some of the assets it is possible that assets intended to be contributed to the MLP or its subsidiaries were not identified and therefore are not included in the assets contributed to the MLP or its subsidiaries. It is the express intent of the parties to this Agreement that the MLP or its subsidiaries own all assets necessary to operate the assets that are identified in this Agreement and in the Registration Statement. To the extent any assets were not identified but are necessary to the operation of assets that were identified, then the intent of the parties to this Agreement is that all such unidentified assets are intended to be conveyed to the appropriate members of the Partnership Group. To the extent such assets are identified at a later date, the parties to this Agreement shall take the appropriate actions required in order to convey all such assets to the appropriate members of the Partnership Group. Likewise, to the extent that assets are identified at a later date that were not intended by the parties to be conveyed as reflected in the Registration Statement, the parties to this Agreement shall take the appropriate actions required in order to convey all such assets to the appropriate party.

                                  ARTICLE VII
                               Powers of Attorney

     7.1 Services LP. Services LP hereby constitutes and appoints Services Out
         -----------
LLC and its successors and assigns, its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of Services LP and its successors and assigns, and for the benefit of Services Out LLC and its successors and assigns, to demand and receive from time to time the Services Out LLC Assets and to execute in the name of Services LP and its successors and assigns, instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of Services LP for the benefit of Services Out LLC as may be appropriate, any and all proceedings at law, in equity or otherwise which Services Out LLC and its successors and assigns, may deem proper in order (i) to collect, assert or enforce any claims, rights or titles of any kind in and to the Services Out LLC Assets, (ii) to defend and compromise any and all actions, suits or proceedings in respect of any of the Services Out LLC Assets, and (iii) to do any and all such acts and things in furtherance of this Agreement as Services Out LLC or its successors or assigns shall deem advisable. Services LP hereby declares that the appointments hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of Services LP or its successors or assigns or by operation of law.

     7.2 R&M. R&M hereby constitutes and appoints R&M In LP and its successors
         ---
and assigns, its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of R&M and its successors and assigns, and for the benefit of R&M In LP and its successors and assigns, to demand and receive from time to time the R&M In LP Assets and to execute in the name of R&M and its successors and assigns instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of R&M for the benefit of R&M In LP as may be appropriate, any and all proceedings at law, in equity or otherwise which R&M In LP and its successors and assigns, may deem proper in order (i) to collect, assert or enforce any claims, rights or titles of any kind in and to the R&M In LP Assets,
(ii) to defend and compromise any and all actions, suits or proceedings in respect of any of the R&M In LP Assets, and (iii) to do any and all such acts and things in furtherance of this Agreement as R&M In LP or its successors or assigns shall deem advisable. R&M hereby declares that the appointments hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of R&M or its successors or assigns or by operation of law.

     7.3 Atlantic Refining. Atlantic Refining hereby constitutes and appoints
         -----------------
Atlantic R&M In LP and its successors and assigns, its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of Atlantic Refining and its successors and assigns, and for the benefit of Atlantic R&M In LP and its successors and assigns, to demand and receive from time to time the Atlantic R&M In LP Assets and to execute in the name of Atlantic Refining and its successors and assigns instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of Atlantic Refining for the benefit of Atlantic R&M In LP as may be appropriate, any and all proceedings at law, in equity or otherwise which Atlantic R&M In LP and its successors and assigns, may deem proper in order to (i) collect, assert or enforce any claims, rights or titles of any kind in and to the Atlantic R&M In LP Assets, (ii) defend and compromise any and all actions, suits or proceedings in respect of any of the Atlantic R&M In LP Assets, and (iii) do any and all such acts and things in furtherance of this Agreement as Atlantic R&M In LP or its successors or assigns shall deem advisable. Atlantic Refining hereby declares that the appointments hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of Atlantic Refining or its successors or assigns or by operation of law.

     7.4 Contributing Parties. In addition to the specific powers of attorney
         --------------------
granted in the other sections of this Article VII, each of the Contributing Parties that have contributed the Assets as reflected by this Agreement hereby constitutes and appoints the party to whom the respective Assets were contributed and its successors and assigns (the "Receiving Party"), its true and
                                                 ---------------
lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of the applicable Contributing Party and its successors and assigns, and for the benefit of the applicable Receiving Party and its successors and assigns, to demand and receive from time to time the applicable Assets contributed and to execute in the name of the applicable Contributing Party and its successors and assigns instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of the applicable Contributing Party for the benefit of the applicable Receiving Party as may be appropriate, any and all proceedings at law, in equity or otherwise which the applicable Receiving Party and its successors and assigns, may deem proper in order to (i) collect, assert or enforce any claims, rights or titles of any kind in and to the applicable Assets, (ii) defend and compromise any and all actions, suits or proceedings in respect of any of the applicable Assets, and (iii) do any and all such acts and things in furtherance of this Agreement as the applicable Receiving Party or its successors or assigns shall deem advisable. Each Contributing Party hereby declares that the appointments hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of any Contributing Party or its successors or assigns or by operation of law.

                                  ARTICLE VIII
                                  Miscellaneous

     8.1 Order of Completion of Transactions. The transactions provided for in
         -----------------------------------
Articles II (except as otherwise noted) and III of this Agreement shall be completed on the Effective Date in the following order:

          First, the transactions provided for in Article II shall be completed
          -----
in the order set forth therein; and

          Second, the transactions provided for in Article III shall be
          ------
completed in the order set forth therein.

     8.2 Consents; Restriction on Assignment. If there are prohibitions against
         -----------------------------------
or conditions to the contribution and conveyance of one or more of the Assets without the prior written consent of third parties, including, without limitation, governmental agencies (other than consents of a ministerial nature which are normally granted in the ordinary course of business), which if not satisfied would result in a breach of such prohibitions or conditions or would give an outside party the right to terminate rights of the party to whom the applicable Assets were intended to be conveyed (the "Beneficial Owner") with respect to such portion of
                              ----------------
the Assets (herein called a "Restriction"), then any provision contained in this
                             -----------
Agreement to the contrary notwithstanding, the transfer of title to or interest in each such portion of the Assets (herein called the "Restriction Asset")
                                                       -----------------
pursuant to this Agreement shall not become effective unless and until such Restriction is satisfied, waived or no longer applies. When and if such a Restriction is so satisfied, waived or no longer applies, to the extent permitted by applicable law and any applicable contractual provisions, the assignment of the Restriction Asset subject thereto shall become effective automatically as of the Effective Time, without further action on the part of any party to this Agreement. Each of the applicable parties to this Agreement that were involved with the conveyance of a Restriction Asset agree to use their reasonable best efforts to obtain on a timely basis satisfaction of any Restriction applicable to any Restriction Asset conveyed by or acquired by any of them. The description of any portion of the Assets as a "Restriction Asset" shall not be construed as an admission that any Restriction exists with respect to the transfer of such portion of the Assets. In the event that any Restriction Asset exists, the applicable party agrees to continue to hold such Restriction Asset in trust for the exclusive benefit of the applicable party to whom such Restriction Asset was intended to be conveyed and to otherwise use its reasonable best efforts to provide such other party with the benefits thereof, and the party holding such Restriction Asset will enter into other agreements, or take such other action as it may deem necessary, in order to ensure that the applicable party to whom such Restriction Asset was intended to be conveyed has the assets and concomitant rights necessary to enable the applicable party to operate such Restriction Asset in all material respects as it was operated prior to the Effective Time.

     8.3 Costs. The OLP shall pay all sales, use and similar taxes arising out
         -----
of the contributions, conveyances and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed, and conveyance taxes and fees required in connection therewith. In addition, the OLP shall be responsible for all costs, liabilities and expenses (including court costs and reasonable attorneys' fees) incurred in connection with the satisfaction or waiver of any Restriction pursuant to Section 8.2.

     8.4 Headings; References; Interpretation. All Article and Section headings
         ------------------------------------
in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including without limitation, all Schedules attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, and Schedules shall, unless the context requires a different construction, be deemed to be references to the Articles, Sections and Schedules of this Agreement, respectively, and all such Schedules attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word "including" following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation," "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

     8.5 Successors and Assigns. The Agreement shall be binding upon and inure
         ----------------------
to the benefit of the parties signatory hereto and their respective successors and assigns.

     8.6 No Third Party Rights. The provisions of this Agreement are intended to
         ---------------------
bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

     8.7 Counterparts. This Agreement may be executed in any number of
         ------------
counterparts, all of which together shall constitute one agreement binding on the parties hereto.

     8.8 Governing Law. This Agreement shall be governed by, and construed in
         -------------
accordance with, the laws of the State of Pennsylvania applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction, wherein the Assets are located, shall apply.

     8.9 Severability. If any of the provisions of this Agreement are held by
         ------------
any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Agreement at the time of execution of this Agreement.

     8.10 Deed; Bill of Sale; Assignment. To the extent required and permitted
          ------------------------------
by applicable law, this Agreement shall also constitute a "deed," "bill of sale" or "assignment" of the Assets.

     8.11 Amendment or Modification. This Agreement may be amended or modified
          -------------------------
from time to time only by the written agreement of all the parties hereto and affected thereby.

     8.12 Integration. This Agreement and the instruments referenced herein
          -----------
supersede all previous understandings or agreements between the parties, whether oral or written, with respect to its subject matter. This Agreement and such instruments contain the entire understanding of the parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                       SUNOCO, INC., a Pennsylvania corporation


                       By: /s/ Thomas W. Hofmann
                          ------------------------------------------------------
                       Name: Thomas W. Hofmann
                            ----------------------------------------------------
                       Title: Senior Vice President and Chief Financial Officer
                             ---------------------------------------------------
                                          "Sunoco"


                       SUN PIPE LINE COMPANY OF DELAWARE, a Delaware corporation


                       By: /s/ David A. Justin
                          ------------------------------------------------------
                       Name: David A. Justin
                            ----------------------------------------------------
                       Title: President
                             ---------------------------------------------------
                                          "Sun Delaware"


                       SUNOCO, INC. (R&M), a Pennsylvania corporation


                       By: /s/ Thomas W. Hofmann
                          ------------------------------------------------------
                       Name: Thomas W. Hofmann
                            ----------------------------------------------------
                       Title: Senior Vice President and Chief Financial Officer
                             ---------------------------------------------------
                                          "R&M"


                       ATLANTIC PETROLEUM CORPORATION, a Delaware corporation,a Delaware corporation


                       By: /s/ Barry H. Rosenberg
                          ------------------------------------------------------
                       Name: Barry H. Rosenberg
                            ----------------------------------------------------
                       Title: President
                             ---------------------------------------------------
                                          "Petroleum"

                          Signature Page 1 of 7 to the
                Contribution, Conveyance and Assumption Agreement

                       SUNOCO TEXAS PIPE LINE COMPANY, a Texas corporation


                       By: /s/ David A. Justin
                          ------------------------------------------------------
                       Name: David A. Justin
                            ----------------------------------------------------
                       Title: Vice President
                             ---------------------------------------------------
                                          "Sun Texas"


                       SUN  OIL  LINE  OF  MICHIGAN   (OUT)  LLC,  a
                       Texas   limited liability company


                       By: /s/ David A. Justin
                          ------------------------------------------------------
                       Name: David A. Justin
                            ----------------------------------------------------
                       Title: Vice President
                             ---------------------------------------------------
                                          "Michigan Texas"


                       MID-CONTINENT  PIPE LINE (OUT) LLC, a
                       Texas limited  liability company


                       By: /s/ Deborah M. Fretz
                          ------------------------------------------------------
                       Name: Deborah M. Fretz
                            ----------------------------------------------------
                       Title: President
                             ---------------------------------------------------
                                          "Mid-Con Texas"


                       SUN  PIPE  LINE  SERVICES   (OUT)  LLC,
                       a Delaware   limited liability company


                       By: /s/ Deborah M. Fretz
                          ------------------------------------------------------
                       Name: Deborah M. Fretz
                            ----------------------------------------------------
                       Title: President
                             ---------------------------------------------------
                                          "Services Out LLC"


                       ATLANTIC PETROLEUM DELAWARE CORPORATION, a Delaware corporation


                       By: /s/ David A. Justin
                          ------------------------------------------------------
                       Name: David A. Justin
                            ----------------------------------------------------
                       Title: Vice President
                             ---------------------------------------------------
                                          "Delaware"

                          Signature Page 2 of 7 to the
                Contribution, Conveyance and Assumption Agreement

                       ATLANTIC PIPELINE (OUT) L.P., a Texas limited partnership

                       By: Atlantic Petroleum Corporation, a Delaware corporation,as general partner


                            By:/s/ Barry H. Rosenberg
                               -------------------------------------------------
                            Name: Barry H. Rosenberg
                                 -----------------------------------------------
                            Title: President
                                  ----------------------------------------------
                                          "Atlantic Out LP"


                       SUNOCO PARTNERS LLC, a Pennsylvania
                       limited liability company


                       By: /s/ David A. Justin
                           -----------------------------------------------------
                       Name: David A. Justin
                             ---------------------------------------------------
                       Title: Vice President
                              --------------------------------------------------
                                          "Sunoco GP"


                       SUNOCO PARTNERS LEASE ACQUISITION & MARKETING LLC, a Delaware limited liability company


                       By: /s/ Deborah M. Fretz
                           -----------------------------------------------------
                       Name: Deborah M. Fretz
                             ---------------------------------------------------
                       Title: President
                              --------------------------------------------------
                                          "LA LLC"


                       SUNOCO LOGISTICS PARTNERS L.P., a Delaware limited partnership

                       By: Sunoco Partners LLC, a Pennsylvania limited liability company, as general partner


                            By: /s/ David A. Justin
                               -------------------------------------------------
                            Name: David A. Justin
                                 -----------------------------------------------
                            Title: Vice President
                                  ----------------------------------------------
                                          "MLP"

                          Signature Page 3 of 7 to the
                Contribution, Conveyance and Assumption Agreement

                       SUNOCO LOGISTICS PARTNERS GP LLC, a Delaware limited liability company


                       By: /s/ David A. Justin
                           -----------------------------------------------------
                       Name:  David A. Justin
                             ---------------------------------------------------
                       Title: Vice President
                              --------------------------------------------------
                                          "GP LLC"


                       SUNOCO LOGISTICS PARTNERS OPERATIONS L.P., a Delaware limited partnership

                       By: Sunoco Logistics Partners GP LLC, a Delaware limited liability company, as general partner


                            By: /s/ David A. Justin
                               -------------------------------------------------
                            Name:  David A. Justin
                                 -----------------------------------------------
                            Title: Vice President
                                  ----------------------------------------------
                                          "OLP"


                       SUNOCO LOGISTICS PARTNERS OPERATIONS GP LLC, a Delaware limited liability company


                       By: /s/ David A. Justin
                           -----------------------------------------------------
                       Name: David A. Justin
                             ---------------------------------------------------
                       Title: Vice President
                              --------------------------------------------------
                                          "OLP GP LLC"


                       SUNOCO PIPELINE L.P., a Texas limited partnership

                       By: Sun Pipe Line GP LLC, a Delaware limited liability company, as general partner


                            By: /s/ James L. Fidler
                               -------------------------------------------------
                            Name: James L. Fidler
                                 -----------------------------------------------
                            Title: President
                                  ----------------------------------------------
                                          "Sun Pipeline LP"

                          Signature Page 4 of 7 to the
                Contribution, Conveyance and Assumption Agreement

                       SUNOCO PARTNERS MARKETING & TERMINALS L.P., a Texas limited partnership

                       By: Sunoco R&M (In) LLC, a Delaware limited liability company, as general partner


                            By: /s/ James L. Fidler
                               -------------------------------------------------
                            Name: James L. Fidler
                                 -----------------------------------------------
                            Title: President
                                  ----------------------------------------------
                                          "R&M In LP"


                       SUNOCO MID-CON (IN) LLC, a Texas limited liability company


                       By:  /s/ James L. Fidler
                            ----------------------------------------------------
                       Name:  James L. Fidler
                              --------------------------------------------------
                       Title: President
                              --------------------------------------------------
                                          "Mid-Con In LLC"


                       ATLANTIC (IN) L.P., a Texas limited partnership

                       By: Atlantic (In) LLC, a Delaware limited liability company, as general partner


                            By: /s/ James L. Fidler
                               -------------------------------------------------
                            Name: James L. Fidler
                                 -----------------------------------------------
                            Title: President
                                  ----------------------------------------------
                                          "Atlantic In LP"


                       ATLANTIC R&M (IN) L.P., a Texas limited partnership

                       By: Atlantic (In) LLC, a Delaware limited liability company, as general partner


                            By: /s/ James L. Fidler
                               -------------------------------------------------
                            Name: James L. Fidler
                                 -----------------------------------------------
                            Title: President
                                  ----------------------------------------------
                                          "Atlantic R&M In LP"

                          Signature Page 5 of 7 to the
                Contribution, Conveyance and Assumption Agreement

                       SUN PIPE LINE SERVICES (IN) L.P., a Delaware limited partnership

                       By: Sunoco Logistics Partners GP LLC, a Delaware limited liability company, as general partner


                            By: /s/ David A. Justin
                               -------------------------------------------------
                            Name: David A. Justin
                                 -----------------------------------------------
                            Title: Vice President
                                  ----------------------------------------------
                                          "Services LP"


                       SUNOCO MICHIGAN (IN) LLC, a Texas limited liability company


                       By:  /s/ James L. Fidler
                            ----------------------------------------------------
                       Name: James L. Fidler
                            ----------------------------------------------------
                       Title: President
                            ----------------------------------------------------
                                          "Michigan In LLC"


                       ATLANTIC (IN) LLC, a Delaware limited liability company


                       By:  /s/ James L. Fidler
                            ----------------------------------------------------
                       Name: James L. Fidler
                             ---------------------------------------------------
                       Title: President
                              --------------------------------------------------
                                          "Atlantic In LLC"


                       SUN PIPE LINE GP LLC, a Delaware limited liability company


                       By: /s/ James L. Fidler
                           -----------------------------------------------------
                       Name: James L. Fidler
                             ---------------------------------------------------
                       Title: President
                              --------------------------------------------------
                                          "Pipe Line GP LLC"

                          Signature Page 6 of 7 to the
                Contribution, Conveyance and Assumption Agreement

                       SUNOCO R&M (IN) LLC, a Delaware limited liability company


                       By: /s/ James L. Fidler
                           -----------------------------------------------------
                       Name: James L. Fidler
                             ---------------------------------------------------
                       Title: President
                              --------------------------------------------------
                                          "R&M In LLC"


                       ATLANTIC REFINING & MARKETING CORP., a Delaware corporation


                       By: /s/ S. Blake Heinemann
                           -----------------------------------------------------
                       Name: S. Blake Heinemann
                             ---------------------------------------------------
                       Title: Vice President
                              --------------------------------------------------
                                          "Atlantic Refining"


                          Signature Page 7 of 7 to the
                Contribution, Conveyance and Assumption Agreement